As filed with the Securities and Exchange Commission on October 29, 2001

                                                              File No. 333-47862
                                                                       811-03488
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              [ ]
    Post-Effective Amendment No. 2                                           |X|


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No. 3                                                          |X|
                        (Check appropriate box or boxes.)

                            ------------------------


                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
             (fka, Phoenix Home Life Variable Accumulation Account)
                           (Exact Name of Registrant)
                         PHOENIX LIFE INSURANCE COMPANY
                (fka, Phoenix Home Life Mutual Insurance Company)
                               (Name of Depositor)

                            ------------------------

                  One American Row, Hartford, Connecticut 06102
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, Including Area Code)
                            ------------------------
                               Dona D. Young, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                           Hartford, Connecticut 06102
                     (Name and Address of Agent for Service)
                            ------------------------
                                    Copy to:


                             Richard J. Wirth, Esq.

                         Phoenix Life Insurance Company
                                One American Row
                           Hartford, Connecticut 06102
                            ------------------------

      It is proposed that this filing will become effective (check appropriate space):
              [X] Immediately upon filing pursuant to paragraph (b) of Rule 485 | | On October 29, 2001 pursuant to paragraph (b) of Rule 485
              [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
              [ ] On ________ pursuant to paragraph (a)(1) of Rule 485


      If appropriate, check the following box:
              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

PART A

                            PHOENIX INCOME CHOICE(SM)

                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                      OCTOBER 29, 2001

    This prospectus describes a single premium immediate fixed and variable annuity contract. The contract is designed to provide you with retirement income. The contract offers a variety of variable and fixed investment options. You may allocate premium and contract value to one or more of the subaccounts of the Phoenix Life Variable Accumulation Account and the Fixed Income Allocation ("FIA"). The assets of each subaccount will be used to purchase, at net asset value, shares of a series in the following designated funds. The portion of your premium allocated to the FIA will purchase fixed annuity payments.



THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Aberdeen New Asia Series

[diamond] Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series

[diamond] Phoenix-Deutsche Dow 30 Series
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series
[diamond] Phoenix-Duff & Phelps Real Estate Securities Series
[diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Nifty Fifty Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series

[diamond] Phoenix-Federated U.S. Government Bond Series(1)

[diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
[diamond] Phoenix-Hollister Value Equity Series
[diamond] Phoenix-J.P. Morgan Research Enhanced Index Series

[diamond] Phoenix-Janus Core Equity Series

[diamond] Phoenix-Janus Flexible Income Series
[diamond] Phoenix-Janus Growth Series

[diamond] Phoenix-MFS Investors Growth Stock Series
[diamond] Phoenix-MFS Investors Trust Series
[diamond] Phoenix-MFS Value Series

[diamond] Phoenix-Morgan Stanley Focus Equity Series
[diamond] Phoenix-Oakhurst Balanced Series
[diamond] Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series
[diamond] Phoenix-Sanford Bernstein Global Value Series
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS
----------------------------
[diamond] AIM V.I. Capital Appreciation Fund
[diamond] AIM V.I. Value Fund

THE ALGER AMERICAN FUND
-----------------------
[diamond] Alger American Leveraged AllCap Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------

[diamond] Deutsche VIT EAFE(R) Equity Index Fund
[diamond] Deutsche VIT Equity 500 Index Fund


FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
[diamond] Mutual Shares Securities Fund -- Class 2

[diamond] Templeton Asset Strategy Fund -- Class 2(1)
[diamond] Templeton Developing Markets Securities Fund -- Class 2(1)

[diamond] Templeton Growth Securities Fund -- Class 2
[diamond] Templeton International Securities Fund -- Class 2


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger Foreign Forty
[diamond] Wanger International Small Cap
[diamond] Wanger Twenty
[diamond] Wanger U.S. Small Cap


(1)Not available to new investors.



    The contract is not a deposit or obligations of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT: [envelope]  PHOENIX VARIABLE PRODUCTS
                                                       MAIL OPERATIONS
                                                       PO Box 8027
                                                       Boston, MA 02266-8027
                                           [telephone] TEL. 800/541-0171

                                TABLE OF CONTENTS

Heading                                                       Page
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SUMMARY OF EXPENSES......................................        3
CONTRACT SUMMARY.........................................        8
FINANCIAL HIGHLIGHTS.....................................        8
PERFORMANCE HISTORY......................................        8
THE IMMEDIATE FIXED AND VARIABLE ANNUITY.................        9
PHOENIX AND THE ACCOUNT .................................        9
INVESTMENTS OF THE ACCOUNT...............................        9
    The Phoenix Edge Series Fund.........................        9
    AIM Variable Insurance Funds.........................       10
    The Alger American Fund..............................       10
    Deutsche Asset Management VIT Funds..................       11
    Federated Insurance Series...........................       11
    Fidelity(R) Variable Insurance Products..............       11
    Franklin Templeton Variable Insurance
     Products Trust......................................       11
    The Universal Institutional Funds, Inc...............       11
    Wanger Advisors Trust................................       11
    Investment Advisors..................................       12
    Services of the Advisors.............................       13
FIA......................................................       13
PURCHASE OF CONTRACTS....................................       13
    Payment Upon Death Before the Annuity Date...........       13
ADDITIONAL RIDER BENEFITS................................       14
      Guaranteed Minimum Payment Rider...................       14
OPTIONAL PROGRAMS AND BENEFITS............................      14
      Transfers..........................................       14
DEDUCTIONS AND CHARGES...................................       15
    Deductions from the Premium..........................       15
    Deductions from the Contract Value...................       15
    Deductions from the Account..........................       15
    Reduced Charges or Credit Additional
     Amounts.............................................       15
THE ANNUITY PERIOD.......................................       16
    Payment Options .....................................       16
      Option A--Single Life Annuity......................       16
      Option B--Single Life Annuity with Period
        Certain..........................................       16
      Option C--Joint Survivor Life Annuity .............       16
      Option D--Joint Survivor Life Annuity with
         Period Certain..................................       16
      Option E--Annuity for a Specified Period...........       16
      Option F--Life Expectancy Annuity .................       16
      Option G--Unit Refund Life Annuity.................       16
      Other Options and Rates............................       16
      Other Conditions...................................       17
    Surrender of Contract; Withdrawals...................       17
    Lapse of Contract....................................       17
    Payment Upon Death After the Annuity Date............       17
VARIABLE ACCOUNT VALUATION PROCEDURES....................       18
MISCELLANEOUS PROVISIONS.................................       18
    Assignment...........................................       18
    Deferment of Payment ................................       18
    Free Look Period.....................................       18
    Amendments to Contracts..............................       19
    Substitution of Fund Shares..........................       19
    Ownership of the Contract............................       19
FEDERAL INCOME TAXES.....................................       19
    Introduction.........................................       19
    Income Tax Status....................................       19
    Taxation of Annuities in General--
    Non-Qualified Plans..................................       19
      Surrenders or Withdrawals..........................       19
      Penalty Tax on Certain Surrenders and Withdrawals..       20
    Additional Considerations............................       20
    Diversification Standards ...........................       20
    Individual Retirement Annuity........................       21
      IRAs...............................................       21
      Penalty Tax on Certain Surrenders and
       Withdrawals from IRAs.............................       21
      Seek Tax Advice....................................       22
SALES OF CONTRACTS.......................................       22
STATE REGULATION.........................................       22
REPORTS..................................................       22
VOTING RIGHTS............................................       22
LEGAL MATTERS............................................       23
SAI......................................................       23
APPENDIX A--DEDUCTIONS FOR PREMIUM TAXES.................      A-1
APPENDIX B--ILLUSTRATIONS OF ANNUITY PAYMENTS  ASSUMING
HYPOTHETICAL RATES OF RETURN.............................      B-1
APPENDIX C--GLOSSARY OF SPECIAL TERMS....................      C-1



    It may not be in your best interest to purchase a contract to replace an existing annuity contract or life insurance policy. You must understand the basic features of the proposed contract and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any tax liability.


    This prospectus provides important information that a prospective investor ought to know before investing. This prospectus should be kept for future reference. A Statement of Additional Information ("SAI") dated October 29, 2001, has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed on Page 1.

                               SUMMARY OF EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES                              ALL SUBACCOUNTS

Surrender Charges(1) (as a percentage of amount withdrawn):

    Age of Premium in Complete Years 0-1..........................           7%
    Age of Premium in Complete Years 1-2..........................           6%
    Age of Premium in Complete Years 2-3..........................           5%
    Age of Premium in Complete Years 3-4..........................           4%
    Age of Premium in Complete Years 4-5..........................           3%
    Age of Premium in Complete Years 5-6..........................           2%
    Age of Premium in Complete Years 6-7..........................           1%
    Age of Premium in Complete Years 7 and thereafter ............          None

Subaccount Transfer Charge(2).....................................          None

ANNUAL PAYMENT CHARGE

    Maximum.......................................................          $24


ANNUAL SEPARATE ACCOUNT EXPENSES (as a percentage of average account value)


    Maximum Risk and Administrative Fee...........................         1.25%
    Maximum Guaranteed Minimum Payment Rider Risk and Administrative Fee.. 1.00%



















------------------------
(1)A surrender charge is taken from the proceeds when a contract is surrendered or when an amount is withdrawn if the premium has not been held under the contract for a certain period of time. See "Deductions and Charges -- Surrender Charges."
(2)Currently, there is no transfer charge; however, we reserve the right to charge a fee of up to $20 per transfer after the first 10 transfer each year.


FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE PERIOD ENDED 12-31-00)


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                                                                           OTHER                         OTHER
                                                                         OPERATING    TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                   INVESTMENT  RULE      EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                   MANAGEMENT  12B-1      BEFORE         BEFORE           AFTER          AFTER

                      SERIES                          FEE      FEES    REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(7)

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THE PHOENIX EDGE SERIES FUND
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Phoenix-Aberdeen International(6)                     0.75%     N/A        0.27%           1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia(5,10)                       1.00%     N/A        1.41%           2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity94,8)                       0.85%     N/A        0.72%           1.57%          0.20%           1.05%
Phoenix-Alliance/Bernstein Growth + Value(4,8)        0.85%     N/A        0.33%           1.18%          0.20%           1.05%
Phoenix-Deutsche Dow 30 2, 10                         0.35%     N/A        1.25%           1.60%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R)(2,8,10)          0.35%     N/A        1.63%           1.98%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities(5,10)    0.75%     N/A        0.57%           1.32%          0.25%           1.00%
Phoenix-Engemann Capital Growth(2,10)                 0.62%     N/A        0.06%           0.68%          0.06%           0.68%
Phoenix-Engemann Nifty Fifty(2,10)                    0.90%     N/A        1.31%           2.21%          0.15%           1.05%
Phoenix-Engemann Small & Mid-Cap Growth(4,8,10)       0.90%     N/A        3.03%           3.93%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond(5)             0.60%     N/A        1.92%           2.52%          0.15%           0.75%
Phoenix-Goodwin Money Market(2,10)                    0.40%     N/A        0.18%           0.58%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income(2,10)       0.50%     N/A        0.19%           0.69%          0.15%           0.65%
Phoenix-Hollister Value Equity(2,10)                  0.70%     N/A        0.63%           1.33%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index(1,10)     0.45%     N/A        0.24%           0.69%          0.10%           0.55%
Phoenix-Janus Core Equity(2,10)                       0.85%     N/A        1.69%           2.54%          0.15%           1.00%
Phoenix-Janus Flexible Income(3,10)                   0.80%     N/A        1.67%           2.47%          0.20%           1.00%
Phoenix-Janus Growth(2,10)                            0.85%     N/A        0.39%           1.24%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock(4,8)               0.75%     N/A        0.60%           1.35%          0.20%           0.95%
Phoenix-MFS Investors Trust(4,8)                      0.75%     N/A        0.79%           1.54%          0.20%           0.95%
Phoenix-MFS Value 4, 8                                0.75%     N/A        0.45%           1.20%          0.20%           0.95%
Phoenix-Morgan Stanley Focus Equity(2,9,10)           0.85%     N/A        2.65%           3.50%          0.15%           1.00%
Phoenix-Oakhurst Balanced(2,10)                       0.55%     N/A        0.15%           0.70%          0.15%           0.70%
Phoenix-Oakhurst Growth & Income(2,10)                0.70%     N/A        0.24%           0.94%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation(2,10)           0.58%     N/A        0.12%           0.70%          0.12%           0.70%
Phoenix-Sanford Bernstein Global Value(2,8,10)        0.90%     N/A        2.29%           3.19%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value(2,10)         1.05%     N/A        1.34%           2.39%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value(2,8,10)     1.05%     N/A        1.92%           2.97%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth(5,10)                   0.80%     N/A        0.39%           1.19%          0.25%           1.05%
Phoenix-Seneca Strategic Theme(5,10)                  0.75%     N/A        0.17%           0.92%          0.17%           0.92%

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(1) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .10% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(2) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .15% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(3) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses (after giving effect to custodial fee credits) exceed .15% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(4) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(5) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(6) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(7) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(8) Other expenses are based on estimated amounts for the current fiscal year.
(9) Expense information for this series has been restated to reflect current fees.
(10)It is expected that beginning January 1, 2002, the expense caps for these series will be increased by .05% of average net assets.


FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE PERIOD ENDED 12-31-00)

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                                                                           OTHER                         OTHER
                                                                         OPERATING    TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                   INVESTMENT  RULE      EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                   MANAGEMENT  12B-1      BEFORE         BEFORE           AFTER          AFTER
                      SERIES                          FEE      FEES(6) REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(5)
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AIM VARIABLE INSURANCE FUNDS -  SERIES I SHARES

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AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.21%           0.82%          0.21%          0.82%
AIM V.I. Value Fund                                  0.61%      N/A        0.23%           0.84%          0.23%          0.84%

THE ALGER AMERICAN FUND
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Alger American Leveraged AllCap Portfolio(9)         0.85%      N/A        0.05%           0.90%          0.05%          0.90%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
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Deutsche VIT EAFE(R) Equity Index Fund               0.45%      N/A        0.47%           0.92%          0.20%          0.65%
Deutsche VIT Equity 500 Index Fund                   0.20%      N/A        0.11%           0.31%          0.10%          0.30%


FEDERATED INSURANCE SERIES
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Federated Fund for U.S. Government Securities II     0.60%      N/A        0.24%           0.84%          0.24%          0.84%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%          0.16%          0.76%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS

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VIP Contrafund(R) Portfolio                          0.57%     0.10%       0.09%           0.76%          0.09%          0.76%(7)
VIP Growth Opportunities Portfolio                   0.58%     0.10%       0.11%           0.79%          0.11%          0.79%(7)
VIP Growth Portfolio                                 0.57%     0.10%       0.09%           0.76%          0.09%          0.76%(7)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

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Mutual Shares Securities Fund                        0.60%     0.25%       0.20%           1.05%          0.20%          1.05%
Templeton Asset Strategy Fund                        0.60%     0.25%       0.22%           1.07%          0.22%          1.07%
Templeton Developing Markets Securities Fund         1.25%     0.25%       0.31%           1.81%          0.31%          1.81%
Templeton Growth Securities Fund                     0.81%     0.25%       0.06%           1.12%          0.06%          1.12%
Templeton International Securities Fund              0.67%     0.25%       0.20%           1.12%          0.20%          1.12%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                0.80%(8)    N/A        0.53%           1.33%          0.53%          1.15%(8)

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(2)                              1.00%      N/A        0.68%           1.68%          0.45%          1.45%
Wanger International Small Cap(3)                    1.20%      N/A        0.21%           1.41%          0.21%          1.41%
Wanger Twenty(1)                                     0.95%      N/A        0.60%           1.55%          0.40%          1.35%
Wanger U.S. Small Cap(4)                             0.95%      N/A        0.05%           1.00%          0.05%          1.00%
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(1) This series pays a portion or all of its expenses other than the management fee up to .40%.
(2) This series pays a portion or all of its expenses other than the management fee up to .45%.
(3) This series pays a portion or all of its expenses other than the management fee up to .60%.

(4) This series pays a portion or all of its expenses other than the management fee up to 1.00%.

(5) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(6) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(7) Actual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the fund prospectus for details.
(8) The advisor has agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%. For the year ended December 31, 2000, the investment management fee was reduced to 0.59%.
(9) Included in "Other Expenses" is 0.01% of interest expense.

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

    The purpose of the following tables is to assist you in understanding the various costs and expenses that your contract will bear directly or indirectly. They are based on historical fund expenses, as a percentage of net assets for the year ended December 31, 2000, but do not include the effect of any management fee waivers or reimbursement by the investment advisor. The tables reflect expenses of the Account as well as the funds. See "Deductions and Charges" in this prospectus and the fund prospectuses.

    Premium taxes, which are not reflected in the tables, may apply. We will charge any premium or other taxes levied by any governmental entity with respect to your contract against the contract values based on a percentage of premiums paid. Certain states currently impose premium taxes on the contracts ranging from 0% to 3.5% of premiums paid. For more information, see "Deductions and Charges--Premium Tax" and Appendix A.


    The Examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. See "Deductions and Charges."

    It is impossible to show you what expenses you would incur if you purchased a contract because there are so many different factors that affect expenses. However, the following tables are meant to help demonstrate how certain decisions or choices by you could result in different levels of expense. We have assumed a constant 5% annual return on the invested assets for all of the series with a $1,000 initial investment.

                       EXPENSE EXAMPLES:


                                                 If you  surrender  your  contract  at       If   you   do   not   surrender   your
                                                 the   end  of  one  of   these   time       contract,  after  each of  these  time
                                                 periods, you would pay:                     periods you will have paid:
                                                 --------------------------------------      ---------------------------------------
                    SERIES                        1 YEAR   3 YEARS  5 YEARS  10 YEARS          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                    ------                        ------   -------  -------  --------          ------   -------  -------  --------
Phoenix-Aberdeen International                     $105     $158      $213     $379              $35     $108      $183     $379
Phoenix-Aberdeen New Asia                           119      197       276      493               49      147       246      493

Phoenix-AIM Mid-Cap Equity                          110      172       N/A      N/A               40      122       N/A      N/A
Phoenix-Alliance/Bernstein Growth + Value           106      161       N/A      N/A               36      111       N/A      N/A

Phoenix-Deutsche Dow 30                             111      175       240      429               41      125       210      429

Phoenix-Deutsche Nasdaq-100 Index(R)                114      183       N/A      N/A               44      133       N/A      N/A

Phoenix-Duff & Phelps Real Estate Securities        108      167       227      405               38      117       197      405
Phoenix-Engemann Capital Growth                     102      148       196      348               32       98       166      348
Phoenix-Engemann Nifty Fifty                        107      163       221      394               37      113       191      394

Phoenix-Engemann Small & Mid-Cap Growth             116      190       N/A      N/A               46      140       N/A      N/A

Phoenix-Federated U.S. Government Bond              120      201       281      501               50      151       251      501
Phoenix-Goodwin Money Market                        101      145       192      339               31       95       162      339
Phoenix-Goodwin Multi-Sector Fixed Income           102      148       197      349               32       98       167      349
Phoenix-Hollister Value Equity                      109      167       227      406               39      117       197      406
Phoenix-J.P. Morgan Research Enhanced Index         102      148       197      349               32       98       167      349
Phoenix-Janus Core Equity                           120      201       282      503               50      151       252      503
Phoenix-Janus Flexible Income                       120      199       279      498               50      149       249      498
Phoenix-Janus Growth                                108      164       223      398               38      114       193      398

Phoenix-MFS Investors Growth Stock                  108      165       N/A      N/A               38      115       N/A      N/A
Phoenix-MFS Investors Trust                         110      171       N/A      N/A               40      121       N/A      N/A
Phoenix-MFS Value                                   107      161       N/A      N/A               37      111       N/A      N/A
Phoenix-Morgan Stanley Focus Equity                 129      225       320      566               59      175       290      566

Phoenix-Oakhurst Balanced                           102      149       197      350               32       99       167      350
Phoenix-Oakhurst Growth and Income                  105      156       209      372               35      106       179      372
Phoenix-Oakhurst Strategic Allocation               102      149       197      350               32       99       167      350

                                                 If you  surrender  your  contract  at       If   you   do   not   surrender   your
                                                 the   end  of  one  of   these   time       contract,  after  each of  these  time
                                                 periods, you would pay:                     periods you will have paid:
                                                 --------------------------------------      ---------------------------------------
                    SERIES                        1 YEAR   3 YEARS  5 YEARS  10 YEARS          1 YEAR   3 YEARS  5 YEARS  10 YEARS
                    ------                        ------   -------  -------  --------          ------   -------  -------  --------

Phoenix-Sanford Bernstein Global Value              126      217       N/A      N/A               54      167       N/A      N/A

Phoenix-Sanford Bernstein Mid-Cap Value             119      197       275      492               49      147       245      492

Phoenix-Sanford Bernstein Small-Cap Value           124      211       N/A      N/A               54      161       N/A      N/A

Phoenix-Seneca Mid-Cap Growth                       107      163       221      394               37      113       191      394
Phoenix-Seneca Strategic Theme                      104      155       208      370               34      105       178      370
AIM V.I. Capital Appreciation Fund                  103      152       N/A      N/A               33      102       N/A      N/A
AIM V.I. Value Fund                                 104      153       N/A      N/A               34      103       N/A      N/A
Alger American Leveraged AllCap Portfolio           104      154       207      368               34      104       177      368

Deutsche VIT Equity 500 Index Fund                  104      155       208      370               34      105       178      370
Deutsche VIT EAFE(R) Equity Index Fund               98      135       N/A      N/A               28       85       N/A      N/A

Federated Fund for U.S. Government Securities II    104      153       204      363               34      103       174      363
Federated High Income Bond Fund II                  103      150       200      356               33      100       170      356
VIP Contrafund(R) Portfolio                         103      150       200      356               33      100       170      356
VIP Growth Opportunities Portfolio                  103      151       202      359               33      101       172      359
VIP Growth Portfolio                                103      150       200      356               33      100       170      356
Mutual Shares Securities Fund-- Class 2             106      159       214      381               36      109       184      381
Templeton Asset Strategy Fund-- Class 2             106      159       215      384               36      109       185      384
Templeton Developing Markets Securities Fund--
Class 2                                             113      181       249      446               43      131       219      446
Templeton Growth Securities Fund-- Class 2          106      161       217      388               36      111       187      388
Templeton International Securities Fund--Class 2    106      161       217      388               36      111       187      388
Technology Portfolio                                109      168       229      409               39      118       199      409
Wanger Foreign Forty                                112      177       243      436               42      127       213      436
Wanger International Small Cap                      109      169       231      413               39      119       201      413
Wanger Twenty                                       111      173       237      425               41      123       207      425
Wanger U.S. Small Cap                               105      157       212      377               35      107       182      377

CONTRACT SUMMARY
--------------------------------------------------------------------------------
    This summary describes the general provisions of the contract.

    Certain provisions of the contract described in this prospectus may differ in a particular state because of specific state requirements.

    If there is ever a difference between the provisions described within this prospectus and the provisions of the contract, the contract provisions will prevail.

OVERVIEW
    The contract is designed to provide regular income payments from an annuity contract. It offers a combination of variable and fixed payments. If variable annuity payments are elected, second and subsequent payments will vary based upon the performance of the underlying funds.

INVESTMENT FEATURES

MINIMUM CONTRIBUTION
[diamond] Generally, the minimum premium is $35,000.

ALLOCATION OF PREMIUM AND CONTRACT VALUE
[diamond] You may choose where your premium is invested: in one or more of the subaccounts or in the FIA.

[diamond] Transfers between the subaccounts and to the FIA can be made.

[diamond] If all or part of the premium is invested in one or more of the subaccounts, the contract value will vary with the investment performance of the subaccounts and is not guaranteed.

WITHDRAWALS
[diamond] You may make withdrawals under payment options B, D, E and F or fully surrender the contract for its surrender value less any applicable tax under payment options E and F. No withdrawals may be made under any other payment options. Please refer to "Deductions and Charges--Surrender Charges" for a complete description.

[diamond] Withdrawals may be subject to the 10% penalty tax. See "Federal Income
          Taxes--Penalty Tax on Certain Surrenders and Withdrawals."

DEATH BENEFIT
[diamond] The death benefit is calculated differently under each payment option and the amount varies based on the option selected.

DEDUCTIONS AND CHARGES

FROM THE PREMIUM
[diamond] Taxes--currently ranges 0% to 3.5% (varies by state).

FROM THE CONTRACT VALUE
[diamond] A deduction for surrender charges may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time.

[diamond] No surrender charges are taken upon the death of the annuitant.

[diamond] A declining surrender charge is assessed on withdrawals based on the date the premium is deposited:

 --------------------------------------------------------------
 Percent               7%  6%   5%  4%   3%  2%   1%  0%
 --------------------------------------------------------------
 Age of Premium in     0    1   2    3   4    5   6   7+
 Complete Years
 --------------------------------------------------------------
          o The total surrender charges on a contract will never exceed 9% of the premium.

[diamond] Payment Charge--maximum of $24 each year.

FROM THE ACCOUNT
[diamond] Risk and administrative fee -- varies based on the election of the Guaranteed Minimum Payment Rider. See "Deductions and Charges - Risk and Administrative Fee"

OTHER CHARGES OR DEDUCTIONS
    See "Deductions and Charges" for a detailed description of contract charges.

    In addition, certain charges are deducted from the assets of the funds for investment management services. See the prospectuses for the funds for more information.

ADDITIONAL INFORMATION

FREE LOOK PERIOD
    You have the right to review the contract. If you are not satisfied you may return it within 20 days after you receive it and cancel the contract. You will receive the contract value in cash. However, if applicable state law requires, we will return the premium paid less any withdrawals made during the free look period. See "Free Look Period" for a detailed discussion.

MINIMUM PAYMENT
    If on any valuation date the annuity payment due is less than $20, we may make such settlement as is equitable to the payee.

LAPSE
    If on any valuation date the contract value is zero, the contract will immediately terminate and lapse without value.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    As there were no contract sales in 2000, there are no financial statements for these subaccounts as of December 31, 2000.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the subaccount has not been in existence for at least one year, returns are calculated from inception of the subaccount. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value. The return is computed net of the investment management fees, daily administrative fees, annual contract fees, mortality and expense risk charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 and 5 years, respectively. See the SAI for more information.


THE IMMEDIATE VARIABLE AND FIXED ANNUITY
--------------------------------------------------------------------------------
    The immediate variable and fixed annuity contract is issued by Phoenix. If variable annuity payments are elected, the amounts held under a contract will be invested in the Account and variable annuity payments will vary in accordance with the investment experience of the investment options selected. The owner and annuitant under a contract bear the risk of investment gain or loss rather than Phoenix. However, amounts may be allocated to the FIA, in which case Phoenix will guarantee specified fixed annuity payments.

    You control the investment objective of the contract on an ongoing basis by reallocating the contract value among the subaccounts or from the subaccounts to the FIA.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------


    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


    On June 21, 1982, we established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or Phoenix.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the Contracts, all income, gains or losses of the Account must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be used to pay liabilities arising out of any other business that Phoenix may conduct. Obligations under the contracts are obligations of Phoenix.

    Contributions to the FIA are not invested in the Account; rather, they become part of the general account of Phoenix (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the FIA, see the "FIA" section of this prospectus.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.


    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.


    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is to seek long-term capital growth.

    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.

    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital.

    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion).


    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: This series seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities. As of February 16, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation with a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500.

    PHOENIX-JANUS CORE EQUITY SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.


    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.

    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: Seeks long-term capital appreciation through investing in foreign and domestic equity securities.

    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.

    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: Seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad.

AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

    AIM V.I. VALUE FUND: The investment objective is to achieve long-term growth of capital with income as a secondary objective by investing primarily in equity securities judged by the investment advisor to be undervalued relative to the advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the issuing companies or relative to the equity market generally.

THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:


    DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East.

    DEUTSCHE VIT EQUITY 500 INDEX FUND: The fund seeks to replicate, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

o VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

o VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

o VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. As of October 29, 2000, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc:

    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


    For additional information concerning the funds, please see the appropriate fund prospectuses, which should be read carefully before investing. Copies of the fund prospectuses may be obtained by writing or calling AOD at the address or telephone number provided on the front page of this prospectus.


    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
o  Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
o  Phoenix-Engemann Capital Growth
o  Phoenix-Engemann Nifty Fifty
o  Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
o  Phoenix-Seneca Mid-Cap Growth
o  Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------


Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Growth + Value

Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index

Phoenix-Janus Core Equity

Phoenix-Janus Flexible Income
Phoenix-Janus Growth

Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value

Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------

AIM Capital Management, Inc.
o  Phoenix-AIM Mid-Cap Equity

Alliance Capital Management, L.P. ("Alliance")

o  Phoenix-Alliance/Bernstein Growth + Value

o  Phoenix-Sanford Bernstein Global Value
o  Phoenix-Sanford Bernstein Mid-Cap Value
o  Phoenix-Sanford Bernstein Small-Cap Value
Deutsche Asset Management ("Deutsche")
o  Phoenix-Deutsche Dow 30
o  Phoenix-Deutsche Nasdaq-100 Index(R)
Federated Investment Management Company
o  Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
o  Phoenix-J.P. Morgan Research Enhanced Index

Janus Capital Corporation ("Janus")
o  Phoenix-Janus Core Equity

o  Phoenix-Janus Flexible Income
o  Phoenix-Janus Growth

MFS Investment Management ("MFS)"
o  Phoenix-MFS Investors Growth Stock
o  Phoenix-MFS Investors Trust
o  Phoenix-MFS Value

Morgan Stanley Asset Management ("Morgan Stanley"
o  Phoenix-Morgan Stanley Focus Equity
------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia
------------------------------------------------------------------


    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
o  AIM V.I. Capital Appreciation Fund
o  AIM V.I. Value Fund
Fred Alger Management, Inc.
o  Alger American Leveraged AllCap Portfolio
Deutsche Asset Management

o  Deutsche VIT EAFE(R) Equity Index Fund
o  Deutsche VIT Equity 500 Index Fund

Federated Investment Management Company
o  Federated Fund for U.S. Government Securities II
o  Federated High Income Bond Fund II
Fidelity Management and Research Company
o  VIP Contrafund(R) Portfolio
o  VIP Growth Opportunities Portfolio
o  VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o  Mutual Shares Securities Fund
Morgan Stanley Asset Management
o  Technology Portfolio
Templeton Asset Management, Ltd.
o  Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o  Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o  Templeton Asset Strategy Fund
o  Templeton International Securities Fund
Wanger Asset Management, L.P.
o  Wanger Foreign Forty
o  Wanger International Small Cap
o  Wanger Twenty
o  Wanger U.S. Small Cap
------------------------------------------------------------------

SERVICES OF THE ADVISORS


    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying fund prospectus for the fund prospectuses.


FIA
--------------------------------------------------------------------------------
    In addition to the Account, you may allocate the premium to the FIA. The amount of premium you allocate to the FIA will become part of Phoenix's general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

PURCHASE OF CONTRACTS
--------------------------------------------------------------------------------
MINIMUM PREMIUM

    Generally, we require a minimum premium of $35,000:

    In certain circumstances we may reduce the premium amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)  the make-up and size of the prospective group;
(2) the amount of compensation to be paid to registered representatives on the premium.

    Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium is received. We reserve the right to change these rules from time to time.

PREMIUM ALLOCATION
    The net premium received under the contract will be allocated in any combination to any subaccount or the FIA in the proportion specified when you purchased the contract.

GENERAL
    Usually, a contract may not be purchased for a proposed annuitant who is 90 years of age or older. A premium in excess of $1,000,000 cannot be made without our permission.

PAYMENT UPON DEATH BEFORE THE ANNUITY DATE
    On the death of any owner, annuitant or joint annuitant before the annuity date, the death benefit equals the contract value on the date we receive due proof of death.

DEATH OF OWNER
    If the contract is held by a single owner who dies before the annuity date, we will pay the death benefit to the beneficiary. If the beneficiary has predeceased the owner, the owner's estate will be the beneficiary. If the beneficiary is the spouse of the sole owner, the beneficiary may elect to continue the contract and exercise the rights of the owner.

    If the contract is held by multiple owners and one or more owners die before the annuity date, we will pay the death benefit to the surviving owner(s), if any, who will be deemed to be the beneficiary(ies). If the only owners of the contract are spouses of each other, the surviving spouse may elect to continue the contract.

DISTRIBUTION ON DEATH OF OWNER
    Any beneficiary who is a natural person, may, within one year after we receive due proof of death, elect to receive a payment option. The payment option selected may not extend beyond such beneficiary's life or life expectancy and the payments must begin within one year after death. If a payment option is not elected or the beneficiary is a non-natural person, the entire contract value will be distributed in a lump sum no later than five years after the date of death.

DEATH OF ANNUITANT OR JOINT ANNUITANT
    If the annuitant or joint annuitant die before the annuity date, we will pay the death benefit to the owner(s) who will be deemed to be the beneficiary(ies). If there is no surviving owner(s), we will pay the death benefit to the beneficiary(ies). Payment will be made as described above in "Distribution on Death of Owner."

ADDITIONAL RIDER BENEFITS
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    You may elect additional benefits that are available under your contract. A charge may be deducted from your contract value for each additional rider benefit chosen. More details will be included in the form of a rider to your contract if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders also may be available as described in your policy.

GUARANTEED MINIMUM PAYMENT RIDER
    This rider is only available if you elect it when you purchase your contract. It guarantees that the each annuity payment will never be less than the initial annuity payment as long as no withdrawals are taken. If a withdrawal is taken, then the annuity payment will be reduced proportionately by the withdrawal amount.

    The charge for this rider is taken in the form of an additional risk and administrative fee of up to 1.00%. We reserve the right to limit the subaccounts available when this rider is elected.

OPTIONAL PROGRAMS AND BENEFITS
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TRANSFERS
    You may transfer all or a portion of the value of the subaccounts of this contract between and among the subaccounts and from the subaccounts to the FIA. No transfers may be made from the FIA to the subaccounts. Transfers may be made by telephone or written request. We reserve the right to limit the number of transfers you may make each contract year. However, you may make up to at least twelve transfers per contract year among the subaccounts. Once each contract year, you may transfer all or a portion of the value of the subaccounts from the subaccounts to the FIA. Transfers from the subaccounts to the FIA will affect the amount of future fixed annuity payments. The amount of future fixed annuity payments will be determined by the contract value of the FIA on the date of the transfer, the amount transferred to the FIA, and the annuity payment rate in effect on the date of the transfer for the payment option selected when you purchased your contract. Any transfer charge will be deducted from the subaccounts from which the amounts are to be transferred with each such subaccount bearing a pro rata share of the transfer charge. The value of each subaccount will be determined on the valuation date that coincides with the date of transfer.


    You may also request transfers among available subaccounts or from the subaccounts to the FIA by calling AOD at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date. Unless you elect in writing not to authorize telephone transfers, telephone transfer orders will also be accepted on your behalf from your registered representative. We will employ reasonable procedures to confirm that telephone instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These telephone exchange privileges may be modified or terminated at any time. In particular, during times of extreme market volatility, telephone privileges may be difficult to exercise. In such cases you should submit written instructions.


    Because excessive trading can hurt fund performance and harm all contract owners, we reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.

    No surrender charge will be assessed when a transfer is made. Currently, there is no charge for transfers. You are permitted at least one free transfer each month. We reserve the right to impose a transfer charge after the first free transfer made in each month, upon prior written notice to you. In no event, however, will such transfer charge exceed $20 per transaction. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least twelve transfers during each contract year among the subaccounts. Once each contract year, you may transfer all or a portion of the value of the subaccounts from the subaccounts to the FIA. No transfers may be made from the FIA.

    We reserve the right to limit the number of subaccounts you may elect to a total of 18 over the life of the contract unless changes in federal and/or state regulation, including tax, securities and insurance law require us to impose a lower limit.

DEDUCTIONS AND CHARGES
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DEDUCTIONS FROM THE PREMIUM

TAX
    Whether or not a tax is imposed will depend upon, among other things, the owner's state of residence, the annuitant's state of residence, our status within those states and the insurance tax laws of those states. Taxes on the premium currently range from 0% to 3.5%. We will pay any tax due upon the receipt of the premium. For a list of states and premium taxes, see Appendix A to this prospectus.

DEDUCTIONS FROM THE CONTRACT VALUE

SURRENDER CHARGES
    A deduction for surrender charges for this contract may be taken from proceeds of withdrawals from, or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your premium is held under the contract for a certain period of time. No surrender charge will be taken from death proceeds. The deduction for surrender charges is as follows:

---------------------------------------------------------------
 Percent               7%  6%   5%  4%   3%  2%   1%  0%
---------------------------------------------------------------
 Age of Premium in     0    1   2    3   4    5   6   7+
 Complete Years
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    The total surrender charges on a contract will never exceed 9% of the premium, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Any distribution costs not paid for by surrender charges will be paid by Phoenix from the assets of the general account.

PAYMENT CHARGE
    We deduct a payment charge from each annuity payment. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

    The maximum payment charge under a contract is $24 each year. It is deducted from each annuity payment in equal amounts. If you fully surrender your contract, the full payment charge if applicable, will be deducted at the time of withdrawal.

DEDUCTIONS FROM THE ACCOUNT

RISK AND ADMINISTRATIVE FEE

    We make a daily deduction from each subaccount for the risk and administrative fee. The fee is based on an annual rate of up to 1.25% for the base contract plus up to 1.00% for the Guaranteed Minimum Payment Rider if elected. It is taken against the daily net assets of the subaccounts. Although you bear the investment risk of the series in which you invest, we assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.


    No risk and administrative fee is deducted from the FIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us. Any such profit may be used, as part of our general account assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any surrender charges.

REDUCED CHARGES OR CREDIT ADDITIONAL AMOUNTS
    We may reduce or eliminate the risk and administrative fee, the surrender or payment charge or credit additional amounts when sales of the contracts are made to certain individuals or groups of individuals that result in savings of sales expenses. We will consider the following characteristics:

(1) the size and type of the group of individuals to whom the contract is offered;

(2) the amount of the premium;

(3) whether there is a pre-existing relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements;

(4) internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

(5) the amount of compensation to be paid to registered representatives on the premium.

    Any reduction or elimination of charges will not be unfairly discriminatory against any person. We will make any such adjustment according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

OTHER CHARGES
    As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

THE ANNUITY PERIOD
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    The annuity period is that period of time beginning on the annuity date and during which payments to you are made.

PAYMENT OPTIONS
    When you purchase the contract, you must choose among the available payment options. The options allow you to choose:

[diamond] Payments Options A, B, C, D, E, F, and G. Variable annuity payments attributed to premium allocated to the subaccounts depend on subaccount investment performance. Any payments attributed to premium allocated to the FIA will provide fixed annuity payments while either the annuitant or joint annuitant is living. The minimum payment due must be at least $20.

    The annuity payments begin on the annuity date. The level of annuity payments will depend on the option selected and such factors as the age of the annuitant, the form of annuity, annuity payment rates, and the frequency of payments. The contract and the SAI provide additional information on the methods used for calculating annuity payments.

    The assumed interest rate for the variable annuity payments is 3%, 5% or 6% on an annual basis (subject to state availability). The assumed rate is selected when you purchase the contract. It is used to calculate the first variable annuity payment and is the smallest net rate of investment return required to ensure that the dollar amount of variable annuity payments does not decrease. The amount of subsequent variable annuity payments will depend on the relationship between the assumed interest rate and the actual investment performance of each subaccount. Although choosing a higher assumed interest rate will generate a higher first variable annuity payment than choosing a lower assumed interest rate, a contract with a higher assumed interest rate must earn a higher net rate of investment return than a contract with a lower assumed interest rate to ensure that the dollar amount of subsequent variable annuity payments does not decrease. The contract will not be issued with variable annuity payments if you do not select an assumed interest rate.

    We make daily deductions from contract values held in subaccounts for the risk and administrative fee. These charges affect all variable annuity payments.

    The following descriptions should allow you to compare the basic differences of the currently available payment options.

OPTION A--SINGLE LIFE ANNUITY
    Provides annuity payments based on the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant.

OPTION B--SINGLE LIFE ANNUITY WITH PERIOD CERTAIN
    Provides annuity payments based on the life of the annuitant. In the event of the death of the annuitant, the annuity payments are made to the annuitant's beneficiary until the end of the 10, 15, or 20-year period selected.

OPTION C--JOINT SURVIVOR LIFE ANNUITY
    Provides annuity payments while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor at a level of 100% or 50% of the original level elected when you purchased your contract. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION D--JOINT SURVIVOR  LIFE ANNUITY WITH PERIOD CERTAIN
   Provides annuity payments while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of the 10, 15 or 20-year period certain at a level of 100% or 50% of the original level elected when you purchased your contract. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

OPTION E--ANNUITY FOR SPECIFIED PERIOD
    Provides annuity payments for a specified period of time, whether the annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30, but may not be greater than 100 minus the age of the annuitant. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary.

OPTION F--LIFE EXPECTANCY ANNUITY
    Provides annuity payments over the annuitant's annually recalculated life expectancy. A contract owner may at anytime request withdrawals representing part or all of the remaining contract value less any applicable surrender charge. Upon the death of the annuitant, the remaining contract value will be paid in a lump sum to the annuitant's beneficiary. This option is available only if 100% of the net premium is allocated to the FIA.

OPTION G--UNIT REFUND LIFE ANNUITY
    Provides annuity payments for the lifetime of the annuitant. If the annuitant dies, the annuitant's beneficiary will receive in a lump sum (1) the value of the annuity units on the annuity date less the sum of any variable annuity payments made prior to the annuitant's death plus (2) the total amount applied to the FIA on the annuity date less the sum of any fixed annuity payments made prior to the annuitant's death.

OTHER OPTIONS AND RATES
    We may offer other payment options at the time of application. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current annuity payment rates shall be used in determining the amount of any annuity payments under the payment options above.

OTHER CONDITIONS
    Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). A LED program is available to IRA participants. Any payment options elected under regular or SIMPLE IRA contracts must also meet federal income tax distribution requirements. Requests to elect this program must be made in writing.

    Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least seven years and are in excess of the minimum distribution will be subject to any applicable surrender charge.

    If the monthly annuity payment under a payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

SURRENDER OF CONTRACT; WITHDRAWALS
    If the annuitant is living, withdrawals may be made from amounts held under payment options B, D, E or F. A signed written request for withdrawal must be sent to VPMO. If you have not yet reached age 59 1/2, a 10% penalty tax may apply on taxable income withdrawn including withdrawals of commuted amounts. See "Federal Income Taxes." The appropriate number of annuity units of a subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to us. Annuity units redeemed in a withdrawal from multiple subaccounts will be redeemed on a pro rata basis unless you designate otherwise.

    Under payment options B or D, you may withdraw, less any applicable surrender charge, amounts equal to the commuted value of the payments that would have been made during the certain period you chose under the payment option.

    If you withdraw the entire commuted value of the annuity payments we would have made during the certain period, we will not make any annuity payments during the years remaining in the certain period. If you withdraw only a portion of the commuted value of the annuity payments we would have made during the certain period, we will reduce the remaining annuity payments during the years remaining in the certain period. The remaining annuity payments are reduced by the same percentage as the percentage of the commuted value surrendered. Variable annuity payments will be commuted at the assumed interest rate. Fixed annuity payments will be commuted using the underlying interest rate.

    Annuity payments that are to be made after the certain period is over will not change.

    Under payment options E and F, you may withdraw, less any applicable surrender charge, all or part of the commuted value. Withdrawals under payment options E and F will affect the amount of future annuity payments.

    The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and withdrawals. See "Federal Income Taxes." A deduction for surrender charges may be imposed on withdrawals or complete surrender of a contract. See "Surrender Charges." Any request for a withdrawal from, or complete surrender of, a contract should be mailed to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027.

LAPSE OF CONTRACT
    The contract will terminate and lapse without value, if on any valuation date:

[diamond] The contract value is zero; or

[diamond] The minimum payment due is less than $20.

    Phoenix will notify you in writing that the contract has lapsed.

PAYMENT UPON DEATH AFTER THE ANNUITY DATE
    If an owner dies after the annuity date and there is no surviving owner, any remaining payments will be paid to the beneficiary under the payment option in effect on the date of death. Payments may not be deferred or otherwise extended. If there is a surviving owner, the payments continue as if there had been no death.

    If the annuitant and joint annuitant, if any, dies and is survived by any owner, any remaining guaranteed payments will be paid to such owner(s). If no owner survives, any remaining guaranteed payments will be paid to the beneficiary. Payments will continue under the payment option in effect at the date of death and may not be deferred or otherwise extended. Alternatively, the surviving owner(s), or beneficiary if no owner survives, may elect to take the commuted value of any remaining guaranteed payments in a lump sum.

VARIABLE ACCOUNT VALUATION PROCEDURES
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VALUATION DATE
    A valuation date is every day the NYSE is open for trading. The NYSE is scheduled to be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each valuation date, the value of the Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
    Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

ACCUMULATION UNIT VALUE
    The value of one accumulation unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that subaccount.

ANNUITY UNIT VALUE
    The value of one annuity unit was set at $1.0000 on the date assets were first allocated to a subaccount. The value of one annuity unit on any subsequent valuation date is determined by multiplying the immediately preceding annuity unit value by the applicable net investment factor for the valuation period ending on such valuation date divided by 1.000000 plus the rate of interest for the number of days in the valuation period based on the assumed interest rate.

NET INVESTMENT FACTOR
    The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the subaccount for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for risk and administrative fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

MISCELLANEOUS PROVISIONS
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ASSIGNMENT
    Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.

    A pledge or assignment of a contract is treated as payment received on account of a withdrawal of a contract. See "Surrenders of Contracts; Withdrawals."

    In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

DEFERMENT OF PAYMENT
    Payment of the contract value in a single sum upon a withdrawal or complete surrender of a contract will ordinarily be made within seven days after receipt of the written request by VPMO. However, we may postpone the processing of any such transactions at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the fund is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

FREE LOOK PERIOD
    We may mail the contract to you or we may deliver it to you in person. You may surrender a contract for any reason within 20 days and receive, in cash, the adjusted value of your premium. You may receive more or less than your premium depending on investment experience of the Phoenix-Goodwin Money Market Subaccount during the free look period. If applicable state law requires, we will return the full amount of the premium we received. (A longer free look period may be required by your state.)

    Your premium will temporarily be applied to the Phoenix-Goodwin Money Market Subaccount. On the annuity date, the then value of this contract's share in the Phoenix-Goodwin Money Market Subaccount will automatically be reallocated to the various subaccounts and the FIA in accordance with your instructions for the allocation of premium provided when you purchased the contract.

AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

SUBSTITUTION OF FUND SHARES
    Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the series of the funds may become unsuitable for investment by contract owners because of a change in investment policy, or a change in the tax laws, or because the shares are no longer available for investment. In that event, we may seek to substitute the shares of another series or the shares of an entirely different fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

FEDERAL INCOME TAXES
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INTRODUCTION
    The contracts are designed for use with retirement plans which may or may not be tax-qualified plans under the provisions of the Internal Revenue Code of 1986, (the "Code"). The contracts may be used to establish regular, SIMPLE and Roth IRAs. The contracts will not be issued in connection with other tax-qualified plans such as employer-sponsored or tax-sheltered annuity plans. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as income tax advice. The income tax rules are complicated and this discussion can only make you aware of the issues. Each person concerned should consult a professional tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other income tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the income tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

INCOME TAX STATUS
    We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS
    Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. In the case of contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of contracts not meeting the diversification requirements, see "Diversification Standards."

SURRENDERS OR WITHDRAWALS
    For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain regular IRAs and all SIMPLE IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

    Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPMO of that election.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
    Amounts surrendered or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "Primary Annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) allocable to investment in the contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the U.S. Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) within 5 years from the date of the first payment, or (b) before the taxpayer reaches age 59 1/2.

    Separate tax withdrawal penalties apply to IRAs. See "Penalty Tax on Surrenders and Withdrawals from IRAs."


ADDITIONAL CONSIDERATIONS

TRANSFER OF ANNUITY CONTRACTS
    Transfers of non-qualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger tax on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

CONTRACTS OWNED BY NON-NATURAL PERSONS
    If a non-natural person (for example, a corporation) holds the contract the income on that contract (generally the increase in the net surrender value less the premium) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan, and nor if the annuity contract is an immediate annuity.

SECTION 1035 EXCHANGES
    Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the contract owner's investment in the contract will continue to apply. In contrast, contracts issued on or after January 19, 1985 are, in a Code Section 1035 exchange, treated as new contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective contract owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

DIVERSIFICATION STANDARDS

DIVERSIFICATION REGULATIONS
    To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter that the series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

    The U.S. Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Account will cause the contract owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of contract owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the contract owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the contract owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Account.

    Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

    We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS
    Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. The IRAs (described below) are defined as "pension plan contracts" for these purposes. Notwithstanding the exception of IRA contracts from application of the diversification rules, all investments of the Phoenix IRA contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for non-qualified contracts as well as IRA contracts.

INDIVIDUAL RETIREMENT ANNUITY
    The contract may be used with several types of IRAs. The tax rules applicable to IRAs vary according to the type of IRAs. No attempt is made here to provide more than general information about the use of the contracts with the various types of IRAs.

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Phoenix in connection with certain IRAs which are considered sponsored by an employer for its employees will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

IRAS
    Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction IRAs (SARSEP) no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions to and withdrawals from Roth IRAs.

PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS
FROM IRAS
    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of certain early distribution from IRAs qualified under Code The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible IRA or qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (e) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner has been reemployed for at least 60 days and (f) distributions for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner.

    Roth IRAs are subject to the early distribution penalties described above. In addition, Roth IRAs, which contain amounts converted from regular or SIMPLE IRAs, are subject to a 10% penalty if made prior to the expiration of the five-year holding period beginning with the year of the conversion.

    Generally, distributions from regular and SIMPLE IRAs must commence no later than April 1 of the calendar year following the year in which the contract owner attains age 70 1/2. The required distribution rules do not apply to Roth IRAs provided Roth IRA rules regarding age and holding periods have been met. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

SEEK TAX ADVICE
    The above description of federal income tax consequences of the different types of IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of an IRA and purchase of a contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the contract as an investment vehicle for the IRA.

SALES OF CONTRACTS
--------------------------------------------------------------------------------

    Contracts may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the Policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.


    In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the contract. PEPCO pays any qualified distribution organization an amount, which may not exceed 7.25% of the payments under the contract. We will pay any such amount paid with respect to contracts sold through other broker-dealers to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments that may be made for its general account and separate accounts, including the Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    Reports showing the contract value and containing the financial statements of the Account will be furnished to you at least annually.

VOTING RIGHTS
--------------------------------------------------------------------------------
    As stated above, all of the assets held in an available subaccount will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the Investment Company Act of 1940 ("1940 Act") to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholder' meeting. However, we intend to vote the shares of the funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from owners of the contracts.

    We currently intend to vote fund shares attributable to any of our assets and fund shares held in each subaccount for which no timely instructions from owners are received in the same proportion as those shares in that subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

    Matters on which owners may give voting instructions may include the following: (1) election of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the Shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund. We will furnish you with proper forms and proxies to enable them to give these instructions.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.


SAI
--------------------------------------------------------------------------------
    The SAI contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:

o  Underwriter
o  Performance History
o  Calculation of Yield and Return
o  Calculation of Annuity Payments
o  Experts
o  Separate Account Financial Statements
o  Company Financial Statements


    Contract owner inquiries and requests for a SAI should be directed, in writing, to Phoenix Variable Products Mail Operations at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling AOD at 800/541-0171.

APPENDIX A

DEDUCTIONS FOR PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS
--------------------------------------------------------------------------------





STATE                                             NON-QUALIFIED       QUALIFIED

California .......................................     2.35%             0.50%

Maine.............................................     2.00

Nevada............................................     3.50

South Dakota......................................     1.25

West Virginia.....................................     1.00              1.00

Wyoming...........................................     1.00



Commonwealth of Puerto Rico.......................     1.00%             1.00%



     NOTE: The above premium tax deduction rates are as of January 1, 2001. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, we reserve the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.

For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."

APPENDIX B

ILLUSTRATIONS OF ANNUITY PAYMENTS ASSUMING HYPOTHETICAL RATES OF RETURN
--------------------------------------------------------------------------------
    The following illustrations have been prepared to show how investment performance affects variable annuity payments over time. The monthly annuity payments reflect three different assumptions for a constant investment return before all expenses: 0%, 6%, and 12%. These are hypothetical rates of return and we do not guarantee that the contract would earn these returns for any one year or sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

    The monthly annuity payments may be more or less than shown if the actual returns of the subaccounts are different than those illustrated. Since it is very likely that investment returns will fluctuate over time, the amount of variable annuity payments will also fluctuate. The total amount of annuity payments ultimately received will depend on cumulative investments returns and how long the annuitant lives and the payment option chosen.

    The assumed interest rate will also affect the amount of variable annuity payments. Payments will increase from one payment calculation date to the next if the net investment factor is greater than the assumed interest rate, and will decrease if the net investment factor is less than the assumed interest rate.

    Each of the following illustrations have a different assumed interest rate. The assumed interest rates of 3%, 5% and 6% are highlighted on each illustration page.

    The monthly annuity payments reflect the deduction of all fees and expenses. Actual fund fees and expenses will vary from year to year and may be higher or lower than the assumed rate. The illustrations assume that each fund will incur expenses at an average annual rate of 0.83% of the average daily net assets. This is a weighted average of the fund expenses shown in the fund annual expense table on pages 7 and 8. While the expense reimbursement arrangements described on pages 7 and 8 are expected to continue at least through 2001, discontinuing one or more of such arrangements will increase the expenses of the fund. Increased fund expenses will reduce performance and reduce monthly payments. The risk and administrative fee is calculated in aggregate, at an annual rate of 1.40% of the average daily net assets of the subaccounts. After taking these fees and expenses into account, the illustrated gross investment returns of 0%, 6% and 12% are approximately equal to net rates of -2.23%, 3.77% and 9.77%, respectively. The $24 annual payment charge is taken as a $2 deduction from each variable annuity payment.


-------------------------------------------------------------------------------------------------------------------
                                               PHOENIX INCOME CHOICE(SM)



                                        INITIAL ANNUITY DATE:   1/1/2001
                     INITIAL VARIABLE ANNUITY PAYMENT AMOUNT:   $1,000


                                              PAYMENT OPTION:   20 YEAR SPECIFIED PERIOD

                                 FREQUENCY OF ANNUITY INCOME:    ANNUALLY


                                       ASSUMED INTEREST RATE:   3.0%

                                            AVERAGE MGMT FEE:   0.95%


                                 RISK AND ADMINISTRATIVE FEE:   1.25%


-------------------------------------------------------------------------------------------------------------------

                     ANNUAL RATE OF INTEREST BEFORE EXPENSES:         0.00%              6.00%            12.00%
                      ANNUAL RATE OF INTEREST AFTER EXPENSES:        -2.18%              3.75%             9.67%

    PAYMENT CALCULATION DATE:                                                     ANNUAL PAYMENTS
-------------------------------------------------------------------------------------------------------------------
                   January 1, 2001                                   $1,000             $1,000            $1,000
                   January 1, 2002                                     $950             $1,007            $1,065
                   January 1, 2003                                     $902             $1,015            $1,134
                   January 1, 2004                                     $857             $1,022            $1,207
                   January 1, 2005                                     $813             $1,029            $1,285
                   January 1, 2006                                     $773             $1,037            $1,369
                   January 1, 2007                                     $734             $1,044            $1,457
                   January 1, 2008                                     $697             $1,052            $1,552
                   January 1, 2009                                     $662             $1,059            $1,652
                   January 1, 2010                                     $628             $1,067            $1,759
                   January 1, 2011                                     $597             $1,075            $1,873
                   January 1, 2012                                     $567             $1,083            $1,994
                   January 1, 2013                                     $538             $1,090            $2,123
                   January 1, 2014                                     $511             $1,098            $2,261
                   January 1, 2015                                     $486             $1,106            $2,407
                   January 1, 2016                                     $461             $1,114            $2,563
                   January 1, 2017                                     $438             $1,122            $2,729
                   January 1, 2018                                     $416             $1,130            $2,906
                   January 1, 2019                                     $395             $1,139            $3,094
                   January 1, 2020                                     $375             $1,147            $3,295

-------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN SHOWN AND ARE BASED ON MANY FACTORS.

------------------------------------------------------------------------------------------------------------------
                                               PHOENIX INCOME CHOICE(SM)



                                        INITIAL ANNUITY DATE:   1/1/2001
                     INITIAL VARIABLE ANNUITY PAYMENT AMOUNT:   $1,000


                                              PAYMENT OPTION:   20 YEAR SPECIFIED PERIOD

                                 FREQUENCY OF ANNUITY INCOME:   ANNUALLY


                                       ASSUMED INTEREST RATE:   5.0%

                                            AVERAGE MGMT FEE:   0.95%


                                 RISK AND ADMINISTRATIVE FEE:   1.25%


------------------------------------------------------------------------------------------------------------------

                     ANNUAL RATE OF INTEREST BEFORE EXPENSES:         0.00%              6.00%             12.00%
                      ANNUAL RATE OF INTEREST AFTER EXPENSES:        -2.18%              3.75%              9.67%

    PAYMENT CALCULATION DATE:                                                    ANNUALLY PAYMENTS
------------------------------------------------------------------------------------------------------------------
                   January 1, 2001                                  $1,000             $1,000               $1,000
                   January 1, 2002                                    $932               $988               $1,044
                   January 1, 2003                                    $868               $976               $1,091
                   January 1, 2004                                    $809               $965               $1,139
                   January 1, 2005                                    $753               $953               $1,190
                   January 1, 2006                                    $702               $942               $1,243
                   January 1, 2007                                    $654               $930               $1,298
                   January 1, 2008                                    $609               $919               $1,356
                   January 1, 2009                                    $567               $908               $1,416
                   January 1, 2010                                    $529               $897               $1,480
                   January 1, 2011                                    $492               $887               $1,545
                   January 1, 2012                                    $459               $876               $1,614
                   January 1, 2013                                    $427               $866               $1,686
                   January 1, 2014                                    $398               $855               $1,761
                   January 1, 2015                                    $371               $845               $1,839
                   January 1, 2016                                    $346               $835               $1,921
                   January 1, 2017                                    $322               $825               $2,006
                   January 1, 2018                                    $300               $815               $2,096
                   January 1, 2019                                    $279               $805               $2,189
                   January 1, 2020                                    $260               $796               $2,286

------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN SHOWN AND ARE BASED ON MANY FACTORS.

------------------------------------------------------------------------------------------------------------------
                                               PHOENIX INCOME CHOICE(SM)


                                        INITIAL ANNUITY DATE:     1/1/2001

                     INITIAL VARIABLE ANNUITY PAYMENT AMOUNT:     $1,000

                                              PAYMENT OPTION:     20 YEAR SPECIFIED PERIOD

                                 FREQUENCY OF ANNUITY INCOME:     ANNUALLY

                                       ASSUMED INTEREST RATE:     6.0%

                                            AVERAGE MGMT FEE:     0.95%

                                 RISK AND ADMINISTRATIVE FEE:     1.25%


------------------------------------------------------------------------------------------------------------------

                     ANNUAL RATE OF INTEREST BEFORE EXPENSES:         0.00%              6.00%             12.00%
                      ANNUAL RATE OF INTEREST AFTER EXPENSES:        -2.18%              3.75%              9.67%

    PAYMENT CALCULATION DATE:                                                     ANNUAL PAYMENTS

------------------------------------------------------------------------------------------------------------------
                    January 1, 2001                                  $1,000             $1,000             $1,000
                    January 1, 2002                                    $923               $979             $1,035
                    January 1, 2003                                    $852               $958             $1,070
                    January 1, 2004                                    $786               $938             $1,108
                    January 1, 2005                                    $725               $918             $1,146
                    January 1, 2006                                    $669               $898             $1,186
                    January 1, 2007                                    $618               $879             $1,227
                    January 1, 2008                                    $570               $860             $1,269
                    January 1, 2009                                    $526               $842             $1,313
                    January 1, 2010                                    $485               $824             $1,359
                    January 1, 2011                                    $448               $807             $1,406
                    January 1, 2012                                    $413               $789             $1,454
                    January 1, 2013                                    $381               $773             $1,505
                    January 1, 2014                                    $352               $756             $1,557
                    January 1, 2015                                    $325               $740             $1,611
                    January 1, 2016                                    $300               $724             $1,666
                    January 1, 2017                                    $277               $709             $1,724
                    January 1, 2018                                    $255               $694             $1,784
                    January 1, 2019                                    $236               $679             $1,846
                    January 1, 2020                                    $217               $665             $1,910

------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN SHOWN AND ARE BASED ON MANY FACTORS.

APPENDIX C

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.


ACCOUNT: Phoenix Life Variable Accumulation Account.


ACCUMULATION UNIT: A standard of measurement for the Phoenix-Goodwin Money Market Subaccount used to determine the value of a contract prior to the annuity date during the free look period.

ACCUMULATION UNIT VALUE: The value of one accumulation unit was set to 1.0000 on the date assets were first allocated to the Phoenix-Goodwin Money Market Subaccount. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date.

ANNUITANT: The primary person whose life is used as the measuring life under the contract. Also, see Joint Annuitant.

ANNUITY DATE: The date we calculate and make the first annuity payment.

ANNUITY PAYMENT: The amount we pay on each payment calculation date. It is the sum of the fixed annuity payment and the variable annuity payment.

ANNUITY UNIT: A standard of measurement used in determining the amount of each variable annuity payment.

ASSUMED INTEREST RATE: The rate used to determine the variable annuity payment.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments. This amount is calculated using the assumed interest rate for variable annuity payments or the underlying interest rate for fixed annuity payments.

CONTRACT: The single premium immediate fixed and variable annuity contract described in this prospectus.

CONTRACT OWNER (OWNER, YOU, YOUR): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

CONTRACT VALUE: The sum of the total value of the subaccounts and the FIA on any valuation date.

FIA: The Fixed Income Allocation is an investment option within our general account.

FIXED ANNUITY PAYMENT: A benefit providing periodic payments of a fixed dollar amount throughout the annuity period. This benefit does not vary with or reflect the investment performance of any subaccount.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

JOINT ANNUITANT: A person other than the annuitant on whose life annuity payments may also be based.

ISSUE DATE: The date that the initial premium is invested under a contract.

NET ASSET VALUE: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

NET PREMIUM: The premium less any applicable tax.

PAYEE: The person you designate to receive annuity payments.

PAYMENT CALCULATION DATE: The date we calculate annuity payments. The first payment calculation date is the annuity date. After the first payment calculation date, we will calculate payments on the same date each month. We use the previous valuation date if such date is not a valuation date.

PAYMENT OPTION: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as a single life annuity. See "Payment Options."

PAYMENT UPON DEATH: The obligation of Phoenix under a contract to make a payment on the death of annuitant.


PHOENIX (OUR, US, WE, COMPANY): Phoenix Life Insurance Company.


PREMIUM: The amount you pay when you purchase a contract. Generally, we require a minimum premium of $35,000.

SERIES: A separate investment portfolio of a fund.

SURRENDER VALUE: The commuted value less any applicable surrender charge.


VALUATION DATE: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading.

VARIABLE ANNUITY PAYMENT: An annuity providing payments that vary in amount, according to the investment experience of the selected subaccounts.


VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for AOD.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              PHOENIX INCOME CHOICE

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                        MAIL OPERATIONS ("VPMO")
Hartford, Connecticut                                              P.O. Box 8027
                                                Boston, Massachusetts 02266-8027




                         PHOENIX LIFE INSURANCE COMPANY
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT


          SINGLE PREMIUM IMMEDIATE FIXED AND VARIABLE ANNUITY CONTRACT

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated October 29, 2001. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the above address or by calling 800/541-0171.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Underwriter...........................................................         2

Performance History...................................................         2


Calculation of Yield and Return.......................................         5

Calculation of Annuity Payments ......................................         6

Experts ..............................................................         7


Separate Account Financial Statements.................................      SA-1

Company Financial Statements..........................................       F-1

UNDERWRITER
--------------------------------------------------------------------------------
    PEPCO, an indirect, wholly-owned subsidiary of Phoenix, offers these contracts on a continuous basis. Because the contract was not available until January 16, 2001, no contracts were sold during fiscal years 1998, 1999 and 2000; therefore, PEPCO was not paid for sales of these contracts and retained $0.

PERFORMANCE HISTORY FOR CONTRACTS
--------------------------------------------------------------------------------
    From time to time, the Account may include the performance history of any or all subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any subaccount. For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for 1 year, 5 years and 10 years or since inception if the subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for taxes (which vary by state) at the beginning of the relevant period.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

-----------------------------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                            SUBACCOUNT                             INCEPTION      1 YEAR       5 YEARS     10 YEARS      SINCE
                                                                      DATE                                             INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                               05/01/90     -21.89%        11.46%        9.97%       8.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                    09/17/96     -22.03%          N/A          N/A       -6.35%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Mid-Cap Equity Series                                   10/29/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                    10/29/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                                      12/20/99     -12.37%          N/A          N/A       -9.29%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                         08/15/00        N/A           N/A         N/A        -41.50%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                 05/01/95      23.14%        10.21%        N/A        12.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                              12/31/82     -23.72%        11.88%       15.35%      15.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                 03/02/98     -24.02%          N/A          N/A        8.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                      08/15/00        N/A           N/A          N/A      -21.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                       12/20/99      11.26%          N/A          N/A       10.84%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                 10/08/82      -1.31%         3.55%        3.48%       4.91%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                    12/31/82      -0.88%         4.41%        7.75%       8.20%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                               03/02/98      24.51%          N/A          N/A       20.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                  07/14/97     -17.86%          N/A          N/A        9.36%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Core Equity Series                                    12/20/99     -12.90%          N/A          N/A       -8.91%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                12/20/99      -0.93%          N/A          N/A       -0.91%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                         12/20/99     -17.58%          N/A          N/A      -13.62%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-MFS Investors Growth Stock Series                           10/29/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                                  10/29/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                            10/29/01        N/A           N/A          N/A         N/A

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                          12/20/99     -19.42%          N/A          N/A      -15.17%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                    05/01/92      -6.73%        10.03%        N/A         9.68%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                             03/02/98     -13.34%          N/A          N/A        7.29%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                        09/17/84      -6.66%        10.53%       11.25%      11.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                       11/20/00        N/A           N/A          N/A       -2.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                      03/02/98       9.42%          N/A          N/A       -5.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                    11/20/00        N/A           N/A          N/A       -0.70%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                03/02/98       6.30%          N/A          N/A       25.34%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                               01/29/96     -17.86%          N/A          N/A       19.29%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                  03/30/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                 03/30/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                           06/05/00        N/A           N/A          N/A      -29.05%
-----------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                              07/15/99     -22.67%          N/A          N/A       -6.27%

-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                  10/29/01        N/A           N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                    07/15/99       3.57%          N/A          N/A        2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                  07/15/99     -15.58%          N/A          N/A      -12.17%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                         06/05/00        N/A           N/A          N/A      -13.23%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                  06/05/00        N/A           N/A          N/A      -20.82%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                06/05/00        N/A           N/A          N/A      -20.54%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2                             05/01/00        N/A           N/A          N/A        2.91%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                12/20/99     -29.11%          N/A          N/A      -23.14%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund-- Class 2                             11/28/88      -7.16%        10.51%       12.35%      10.25%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund-- Class 2              09/27/96     -36.96%          N/A          N/A      -13.42%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2                          05/01/00        N/A           N/A          N/A       -2.32%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-- Class 2                   05/11/92      -9.40%        11.35%         N/A       11.53%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                02/01/99      -8.67%          N/A          N/A       32.25%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                      05/01/95     -33.06%        18.14%         N/A       21.94%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                       02/01/99       2.06%          N/A          N/A       18.12%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                               05/01/95     -14.78%        17.12%         N/A       17.96%
-----------------------------------------------------------------------------------------------------------------------------------

The average annual total return is the compounded return that results from holding an initial investment of $1,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees annual contract fee, risk and administrative charges, and deferred surrender charges of 6% and 2% deducted from redemptions after 1 and 5 years respectively. Surrender charges are based on the age of the deposit. Subaccounts are assumed to have started on the inception date listed. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

                                                                              ANNUAL TOTAL RETURN

-----------------------------------------------------------------------------------------------------------------------------------
                   SUBACCOUNT                     1991    1992     1993    1994    1995    1996    1997    1998     1999    2000
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series            18.25% -13.91%   36.75%  -1.19%   8.24%  17.18%  10.66%  26.35%   27.91% -16.86%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                                                                 -33.24%  -5.64%   49.12% -17.01%
-----------------------------------------------------------------------------------------------------------------------------------

 Phoenix-AIM Mid-Cap Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Alliance/Bernstein Growth + Value
 Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Deutsche Dow 30 Series                                                                                             -6.73%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Deutsche Nasdaq-100 Index(R) Series

-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities
 Series                                                                                    31.46%  20.55% -22.19%    3.48%  29.18%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series           41.00%   8.93%   18.23%   0.21%  29.27%  11.18%  19.59%  28.41%   28.08% -18.81%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series                                                                                30.53% -19.14%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Small & Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series                                                                              17.30%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series               4.67%   2.29%    1.60%   2.56%   4.39%   3.72%   3.88%   3.80%    3.53%   4.73%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income
 Series                                           18.11%   8.72%   14.48%  -6.64%  22.02%  11.02%   9.71%  -5.34%    4.15%   5.16%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series                                                                              22.79%  30.55%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index

 Series                                                                                                    30.05%   17.36% -12.57%
-----------------------------------------------------------------------------------------------------------------------------------

 Phoenix-Janus Core Equity Series                                                                                           -7.30%

-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series                                                                                        5.11%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series                                                                                               -12.28%
-----------------------------------------------------------------------------------------------------------------------------------

 Phoenix-MFS Investors Growth Stock Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-MFS Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-MFS Value Series

-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity Series                                                                                -14.24%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced Series                                   7.27%  -4.05%  21.83%   9.19%  16.48%  17.54%   10.19%  -0.73%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth & Income Series                                                                            15.56%  -7.77%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series     27.73%   9.28%    9.64%  -2.66%  16.78%   7.70%  19.25%  19.30%    9.88%  -0.66%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Global Value Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value Series                                                                    -11.40%  15.46%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value
 Series
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series                                                                               43.84%  12.34%
-----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series                                                             15.73%  42.91%   53.09% -12.57%
-----------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Capital Appreciation Fund                                         1.23%  34.01%  16.11%  12.10%  17.82%   42.82% -12.01%
-----------------------------------------------------------------------------------------------------------------------------------
 AIM V.I. Value Fund                                                        2.75%  34.56%  13.58%  22.15%  30.76%   28.29% -15.71%
-----------------------------------------------------------------------------------------------------------------------------------
 Alger American Leveraged AllCap Portfolio                                                 10.63%  18.19%  55.87%   75.85% -25.78%
-----------------------------------------------------------------------------------------------------------------------------------

 Deutsche VIT EAFE(R) Equity Index Fund                                                                    20.09%   26.05% -17.69%
-----------------------------------------------------------------------------------------------------------------------------------
 Deutsche VIT Equity 500 Index Fund                                                                        27.12%   18.89% -10.36%

-----------------------------------------------------------------------------------------------------------------------------------
 Federated Fund For U.S. Government Securities II                                   7.43%   2.90%   7.23%   6.32%   -1.83%   9.61%
-----------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                                                18.89%  12.88%  12.42%   1.42%    1.04% -10.15%
-----------------------------------------------------------------------------------------------------------------------------------
 Fidelity Contrafund(R) Portfolio                                                                          28.32%   22.61%  -7.87%
-----------------------------------------------------------------------------------------------------------------------------------
 Fidelity Growth Opportunities Portfolio                                                                   22.96%    2.89% -18.21%
-----------------------------------------------------------------------------------------------------------------------------------
 Fidelity Growth Portfolio                                                                                 37.65%   35.58% -12.17%
-----------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund-- Class 2                                                           17.85%   0.16%   13.98%  12.87%
-----------------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                                                                                      -24.54%
-----------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund-- Class 2          25.85%   6.49%   24.30%  -4.43%  20.75%  17.11%  13.86%   4.78%   21.03%  -1.19%
-----------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund--
 Class 2                                                                                          -30.26% -22.03%   51.41% -32.89%
-----------------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund-- Class 2                                        11.05%  19.47%  11.81%   7.35%   19.34%   0.22%
-----------------------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund--
 Class 2                                                           45.19%  -3.71%  14.05%  22.21%  12.25%   7.69%   21.72%  -3.58%
-----------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                                                                                       -2.80%
-----------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                                                            30.39%  -2.69%  14.89%  123.71% -28.75%
-----------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                                                                                               8.10%
-----------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap                                                                     44.81%  27.83%   7.34%   23.53%  -9.31%
-----------------------------------------------------------------------------------------------------------------------------------

Annual Total Returns are net of investment management fees, daily administrative fees, and mortality and expense risk charges.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

CALCULATION OF YIELD AND RETURN
--------------------------------------------------------------------------------
    Yield of the Phoenix-Goodwin Money Market Subaccount. We summarize the following information in the prospectus under the heading "Performance History." We calculate the yield of the Phoenix-Goodwin Money Market Subaccount for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

    The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

    The yield/return calculations include a risk and administrative fee equal to 1.25% on an annual basis.

    The Phoenix-Goodwin Money Market Subaccount return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the subaccount.

    We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

    Example Calculation: the following is an example of how return/yield calculations for the Phoenix-Goodwin Money Market Subaccount are calculated:

Value of hypothetical pre-existing account with
   exactly one Unit at the beginning of the period:.... $1.000000
Value of the same account (excluding capital
   changes) at the end of the 7-day period:............  1.001008
Calculation:
   Ending account value................................  1.001008
   Less beginning account value........................  1.000000
   Net change in account value.........................  0.001008
Base period return:
   (adjusted change/beginning account value)...........  0.001008
Current yield = return x (365/7) =.....................  5.26%
Effective yield = [(1 + return)(365/7)] -1 =...........  5.39%

    Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

    Calculation of Total Return. We summarize the following information in the prospectus under the heading, "Performance History." Total return measures the change in value of a subaccount investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1)We assume a hypothetical $1,000 initial investment in the subaccount;

(2)We determine the value the hypothetical initial investment would have were it redeemed at the end of each period. All recurring fees and any applicable contingent deferred sales charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3)We divide this value by the initial $1,000 investment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4)To get the average annual total return we take the n(th) root of the ratio from step (3), where n equals the number of years in that period (e.g. 1, 5, 10), and subtract one.

The formula in mathematical terms is:

R = ((ERV / II)(1/n)) - 1

Where:

    II       =     a hypothetical initial payment of $1,000
    R        =     average annual total return for the period
    n        =     number of years in the period
    ERV      =     ending redeemable value of the hypothetical
                   $1,000 for the period [see (2) and (3) above]

    We normally calculate total return for 1-year, 5-year and 10-year periods for each subaccount. If a subaccount has not been available for at least 10 years, we will provide total returns for other relevant periods.

PERFORMANCE INFORMATION
    Advertisements, sale literature and other communications may contain information about series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

      The Dow Jones Industrial Average(SM,1)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The Standard & Poor's 500 Index (S&P 500)(2)

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

      Lipper Analytical Services
      Morningstar, Inc.
      Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

      Barrons
      Business Week
      Changing Times
      Forbes
      Fortune
      Consumer Reports
      Investor's Business Daily
      Financial Planning
      Financial Services Weekly
      Financial World
      Money
      The New York Times
      Personal Investor
      Registered Representative
      U.S. News and World Report
      The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

      The Dow Jones Industrial Average(SM)
      First Boston High Yield Index
      Salomon Brothers Corporate Index
      Salomon Brothers Government Bond Index
      The S&P 500

    We may use historical performance of the subaccounts, the S&P 500, or other recognized investment benchmark portfolio to illustrate periodic annuity income amounts. We will reflect the 1.40% Risk and Administrative Fee and actual or assumed subaccount expenses in all illustrations.

CALCULATION OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------
    See your prospectus in the section titled "The Annuity Period" for a description of the payment options.

    You elect a payment option when you purchase your contract as described in your prospectus. You may not change the payment option you elect.

FIXED ANNUITY PAYMENTS
    On the Annuity Date, a stream of Annuity Payments is purchased. The amount of the Fixed Annuity Payment will be the value in the Contract allocated to the Fixed Income Allocation, divided by $1,000, then multiplied by the appropriate factor for the Payment Option selected.

    Under Options A-E, guaranteed rates are based on the a-49 Annuity Table(4) projected to 1985 with Projection Scale B. We use the minimum assumed interest rate of 3%. If our rates in effect on the annuity date are more favorable (i.e. higher-paying), we will use those rates.

VARIABLE ANNUITY PAYMENTS
    Variable Annuity Payments after the first payment will vary with the investment experience of the Subaccounts. Payments may be either higher or lower than the first payment.

    Under Payment Options A, B, C, D, E and G, We determine the first payment by multiplying the value in the contract held under the selected option in each Subaccount by the applicable Payment Option rate. The first payment equals the total of such amounts determined for each Subaccount. We determine future payments under these options by multiplying the number of Annuity Units in each Subaccount by the Annuity Unit Value for each Subaccount on the Payment Calculation Date. The payment will equal the sum of the amounts provided by each Subaccount.

(1)The Dow Jones Industrial Average(SM) (DJIASM) is an unweighted(3) index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

(2)The S&P 500 is a market-value weighted(3) index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

(3)Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

(4)The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

    Under Option F, We determine the amount of the initial distribution by dividing the amount of value in the contract held under this option by the life expectancy of the Annuitant.

    Under all payment options, the first payment is based on an assumed interest rate of either 3% or 6%. All subsequent payments may be higher or lower depending on investment experience of the subaccounts.

    The applicable rate used to determine the first variable annuity payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)(1) projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed interest rate. If our rates in effect on the annuity date are more favorable (i.e. higher-paying), we will use those rates.

    We deduct a daily charge for risk and administrative fee from contract values held in the subaccounts. See your prospectus in the section titled "Deductions and Charges".

EXPERTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel, Phoenix Life Insurance Company, have provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in this prospectus.


(1)The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

         PHOENIX HOME LIFE
         ACCUMULATION ACCOUNT
         FINANCIAL STATEMENTS


         AS THERE WERE NO CONTRACT SALES IN 2000, THERE ARE NO FINANCIAL STATEMENTS FOR THESE SUBACCOUNTS AS OF DECEMBER 31, 2000.

       PHOENIX HOME LIFE MUTUAL
       INSURANCE COMPANY
       CONSOLIDATED FINANCIAL STATEMENTS
       DECEMBER 31, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ..................................................................    F-3

Consolidated Balance Sheet as of December 31, 1999 and 2000.........................................    F-4

Consolidated Statement of Income, Comprehensive Income and Equity for the years
   ended December 31, 1998, 1999 and 2000...........................................................    F-5

Consolidated Statement of Cash Flows for the years ended December 31, 1998, 1999 and 2000...........    F-6

Notes to Consolidated Financial Statements.......................................................F-8 - F-58

[LOGO OMITTED] PRICEWATERHOUSECOOPERS PWC

--------------------------------------------------------------------------------
                                                   PRICEWATERHOUSECOOPERS LLP
                                                   100 Pearl Street
                                                   Hartford CT 06103-4508
                                                   Telephone     (860) 241 7000
                                                   Facsimile     (860) 241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/S/PricewaterhouseCoopers LLP


February 15, 2001

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                         AS OF DECEMBER 31,
                                                                                 ----------------------------------
                                                                                        1999              2000
                                                                                 --------------      --------------
                                                                                             (IN MILLIONS)
Assets:
Investments
    Held-to-maturity debt securities, at amortized cost                          $      1,958.2      $      2,109.6
    Available-for-sale debt securities, at fair value                                   5,506.8             5,949.0
    Equity securities, at fair value                                                      437.2               335.5
    Mortgage loans                                                                        716.8               593.4
    Real estate                                                                            92.0                77.9
    Policy loans                                                                        2,042.6             2,105.2
    Venture capital partnerships                                                          338.1               467.3
    Other invested assets                                                                 188.0               235.7
    Short-term investments                                                                133.4               547.2
                                                                                 --------------      --------------
       Total investments                                                               11,413.1            12,420.8

Cash and cash equivalents                                                                 187.6               176.6
Accrued investment income                                                                 174.9               194.5
Deferred policy acquisition costs                                                       1,318.8             1,019.0
Premiums, accounts and notes receivable                                                   119.2               155.8
Reinsurance recoverables                                                                   18.8                16.6
Property and equipment, net                                                               137.7               122.2
Goodwill and other intangible assets, net                                                 593.3               595.9
Investments in unconsolidated subsidiaries                                                160.7               159.9
Net assets of discontinued operations (Note 13)                                           187.6                25.5
Other assets                                                                               51.4                49.8
Separate account assets                                                                 5,923.9             5,376.6
                                                                                 --------------      --------------
    Total assets                                                                 $     20,287.0      $     20,313.2
                                                                                 ==============      ==============



Liabilities:
    Policy liabilities and accruals                                              $     10,899.8      $     11,372.6
    Policyholder deposit funds                                                            538.2               678.4
    Notes payable                                                                         499.4               425.4
    Deferred income taxes                                                                  83.3                 9.4
    Other liabilities                                                                     486.3               473.0
    Separate account liabilities                                                        5,923.9             5,376.6
                                                                                 --------------      --------------
       Total liabilities                                                               18,430.9            18,335.4
                                                                                 --------------      --------------

Contingent liabilities (Note 21)

Minority interest in net assets of consolidated subsidiaries                              100.1               136.9
                                                                                 --------------      --------------
Equity:
    Retained earnings                                                                   1,731.5             1,820.7
    Accumulated other comprehensive income                                                 24.5                20.2
                                                                                 --------------      --------------
       Total equity                                                                     1,756.0             1,840.9

       Total liabilities and equity                                              $     20,287.0      $     20,313.2
                                                                                 ==============      ==============



        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                                  1998               1999                  2000
                                                             ----------------   ----------------     --------------
                                                                                 (IN MILLIONS)
Revenues
  Premiums                                                   $       1,175.8    $       1,175.7      $      1,147.4
  Insurance and investment product fees                                537.5              574.6               631.0
  Net investment income                                                859.6              953.1             1,127.4
  Net realized investment gains                                         58.2               75.8                89.2
                                                             ---------------    ---------------      --------------
    Total revenues                                                   2,631.1            2,779.2             2,995.0
                                                             ---------------    ---------------      --------------

Benefits and expenses
  Policy benefits and increase in policy liabilities                 1,409.8            1,373.1             1,409.8
  Policyholder dividends                                               351.6              360.5               378.0
  Amortization of deferred policy acquisition costs                    138.0              147.9               356.0
  Amortization of goodwill and other intangible assets                  28.8               40.1                36.9
  Interest expense                                                      29.8               34.0                32.7
  Other operating expenses                                             516.3              557.9               626.3
                                                             ---------------    ---------------      --------------
    Total benefits and expenses                                      2,474.3            2,513.5             2,839.7
                                                             ---------------    ---------------      --------------
Income from continuing operations before income taxes,                 156.8              265.7               155.3
  minority interest and equity in earnings of and
  interest earned from investments in unconsolidated
  subsidiaries

Income taxes                                                            56.0               99.0                55.4
                                                             ---------------    ---------------      --------------
Income from continuing operations before minority                      100.8              166.7                99.9
  interest and equity in earnings of and interest earned
  from investments in unconsolidated subsidiaries

Minority interest in net income of consolidated
subsidiaries                                                            10.5               10.1                14.1
Equity in earnings of and interest earned from
  investments in unconsolidated subsidiaries                             1.6                5.5                 9.0
                                                             ---------------    ---------------      --------------

Income from continuing operations                                       91.9              162.1                94.8

Discontinued operations (Note 13)
  Income from discontinued operations, net of income taxes              45.2               36.1                 9.4
  Loss on disposal, net of income taxes                                                  (109.0)              (20.9)
                                                             ---------------    ---------------      --------------

Net income                                                             137.1               89.2                83.3
                                                             ---------------    ---------------      --------------

Other comprehensive loss, net of income taxes
  Unrealized (losses) gains on securities                              (46.9)             (66.8)               53.0
  Reclassification adjustment for net realized gains
  included in net income                                               (13.0)              (1.5)              (58.9)
  Minimum pension liability adjustment                                  (1.5)              (1.5)                1.6
                                                             ---------------    ---------------      --------------
    Total other comprehensive loss                                     (61.4)             (69.8)               (4.3)
                                                             ---------------     ---------------     --------------

Comprehensive income                                                    75.7               19.4                79.0
Majority interest in stock issuance transactions                                                                5.9
                                                             ---------------    ---------------      --------------

Equity, beginning of year                                            1,660.9            1,736.6             1,756.0
                                                             ---------------    ---------------      --------------

Equity, end of year                                          $       1,736.6    $       1,756.0      $      1,840.9
                                                             ===============    ===============      ==============


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                    1998              1999                2000
                                                             ---------------    ---------------      --------------
                                                                                   (IN MILLIONS)
Cash flows from operating activities:
  Net income                                                 $         137.1    $          89.2      $         83.3

Adjustments to reconcile net income to net cash provided
    by operating activities:
  Net (gain) loss from discontinued operations                         (45.2)              72.9                11.5
  Net realized investment gains                                        (58.2)             (75.8)              (89.2)
  Amortization and depreciation                                         58.5               72.0                56.8
  Equity in undistributed earnings of affiliates and
    partnerships                                                       (44.1)            (138.2)             (297.7)
  Deferred income taxes (benefit)                                        2.8              (13.9)              (37.0)
  Increase in receivables                                              (26.7)             (62.9)              (54.0)
  (Increase) decrease in deferred policy acquisition costs             (29.6)              (0.3)              183.2
  Increase in policy liabilities and accruals                          386.0              321.2               472.8
  Change in other assets/other liabilities, net                         65.7               51.3                45.4
  Other operating activities, net                                        1.8                2.5
                                                             ---------------    ---------------      --------------
  Net cash provided by continuing operations                           448.1              318.0               375.1
  Net cash provided by (used for) discontinued operations               97.6              (76.7)             (264.6)
                                                             ---------------    ---------------      --------------

  Net cash provided by operating activities                            545.7              241.3               110.5
                                                             ---------------    ---------------      --------------

Cash flows from investing activities:
  Proceeds from sales, maturities or repayments of
    available-for-sale debt securities                               1,322.4            1,702.9             1,236.9
  Proceeds from maturities or repayments of
    held-to-maturity debt securities                                   267.7              186.7               209.5
  Proceeds from disposals of equity securities                          45.2              163.5               515.4
  Proceeds from mortgage loan maturities or repayments                 200.4              124.9               127.6
  Proceeds from sale of real estate and other invested assets          439.9               38.0                26.6
  Proceeds from distributions of venture capital  partnerships          18.6               26.7                37.9
  Proceeds from sale of subsidiaries and affiliates                     16.3               46.4                14.1
  Proceeds from sale of property and equipment                                                                 20.6
  Purchase of available-for-sale debt securities                    (2,404.3)          (1,672.6)           (1,418.4)
  Purchase of held-to-maturity debt securities                        (585.4)            (395.5)             (356.0)
  Purchase of equity securities                                        (85.0)            (162.4)             (130.5)
  Purchase of subsidiaries                                             (11.2)            (187.6)              (59.3)
  Purchase of mortgage loans                                           (76.0)             (25.3)               (1.0)
  Purchase of investments in unconsolidated subsidiaries and
    other invested assets                                             (134.2)            (103.4)              (46.5)
  Purchase of venture capital partnerships                             (67.2)            (108.5)              (95.1)
  Change in short-term investments, net                                855.1               52.6              (413.8)
  Increase in policy loans                                             (21.5)             (34.3)              (62.7)
  Capital expenditures                                                 (27.2)             (20.5)              (21.5)
  Other investing activities, net                                       (6.5)               1.7
                                                             ---------------    ---------------      --------------
Net cash used for continuing operations                               (252.9)            (366.7)             (416.2)
Net cash (used for) provided by discontinued operations                (78.2)             105.6               259.5
                                                             ---------------    ---------------      --------------

Net cash used for investing activities                       $        (331.1)   $        (261.1)     $       (156.7)
                                                             ---------------    ---------------      --------------


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                                   1998              1999                 2000
                                                             ---------------    ---------------      --------------
                                                                                (IN MILLIONS)
Cash flows from financing activities:
Net (withdrawals) deposits of policyholder deposit funds,
  net of interest credited                                   $         (28.7)   $           6.5      $        140.2
(Repayments) proceeds from securities sold subject to
  repurchase agreements                                               (137.5)              28.4               (28.4)
Proceeds from borrowings                                                  .1              175.1                50.0
Repayment of borrowings                                                (63.3)            (125.0)             (124.0)
Dividends paid to minority shareholders in consolidated
  subsidiaries                                                          (4.9)              (4.2)               (5.8)
Other financing activities, net                                         (5.7)               (.4)                3.2
                                                             ---------------    ---------------      --------------
Net cash (used for) provided by continuing operations                 (240.0)              80.4                35.2
                                                             ---------------    ---------------      --------------
Net cash (used for) provided by financing activities                  (240.0)              80.4                35.2
                                                             ---------------    ---------------      --------------
Net change in cash and cash equivalents                                (25.4)              60.6               (11.0)

Cash and cash equivalents, beginning of year                           152.4              127.0               187.6
                                                             ---------------    ---------------      --------------
Cash and cash equivalents, end of year                       $         127.0    $         187.6      $        176.6
                                                             ===============    ===============      ==============

Supplemental cash flow information:
Income taxes paid, net                                       $          44.5    $         106.4      $        135.8
Interest paid on indebtedness                                $          32.8    $          34.8      $         34.1


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

         Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) provide wealth management products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory services. These products and services are managed within four reportable segments: Life and Annuity, Investment Management, Venture Capital and Corporate and Other. See Note 12 - "Segment Information."

         Additionally, in 1999, Phoenix discontinued the operations of three of its business units: the Reinsurance Operations, the Real Estate Management Operations and the Group Life and Health Operations. See
         Note 13 - "Discontinued Operations."

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

         The consolidated financial statements include the accounts of Phoenix and its subsidiaries. Less than majority-owned entities, in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity method of accounting. Investments in venture capital partnerships are reported on the equity method of accounting using the most recent financial information received from the partnerships, which is on a one-quarter lag.

         These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1998 and 1999 amounts to conform with the 2000 presentation.

         VALUATION OF INVESTMENTS

         Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

         For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

         Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

         Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

         Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

         Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

         Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Phoenix records its share of the net equity in earnings of the venture capital partnerships in accordance with the equity method of accounting using the most recent financial information received from the partnerships, which is on a one-quarter lag. These earnings or losses are included in net investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. These valuations subject the earnings to volatility. Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Phoenix's investment in these venture capital partnerships is as a limited partner.

         Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

         Short-term investments are carried at amortized cost, which approximates fair value.

         Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

         FINANCIAL INSTRUMENTS

         In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

         Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

         Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

         Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

         In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include cash on hand and money market instruments.

         DEFERRED POLICY ACQUISITION COSTS

         In conjunction with the 1997 acquisition of Confederation Life business, Phoenix recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

         The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

         For individual participating life insurance policies, DAC and PVFP are amortized in proportion to historical and estimates of expected future gross margins. These estimates of expected gross margins are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross margins to support the recoverability of the remaining DAC balances.

         For universal life insurance policies and investment type contracts, DAC and PVFP are amortized in proportion to historical and estimates of expected gross profits. Gross profits arise primarily from investment, mortality and expense margins, and surrender charges based on historical and anticipated

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         experience. These estimates of expected gross profits are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross profits to support the recoverability of the remaining DAC balances.

         Internal replacements are defined as an exchange of an existing Phoenix life insurance or annuity policy for a different Phoenix life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

         GOODWILL AND OTHER INTANGIBLE ASSETS

         Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over periods ranging from 10 to 40 years, corresponding with the benefits expected to be derived from the acquisitions. The weighted-average life of goodwill is approximately 38 years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from 5 to 16 years for investment management contracts and 3 to 7 years for employee contracts. The weighted-average life of other intangible assets approximates 13 years. The propriety of the carrying value of goodwill and other intangible assets is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix's business.

         INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

         Investments in unconsolidated subsidiaries represents investments in operating entities in which Phoenix owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix owns less than 20% if Phoenix exercises significant influence over the operating and financial policies of the company. Phoenix utilizes the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated subsidiaries also includes, where applicable, Phoenix's investments in senior securities of these entities.

         SEPARATE ACCOUNTS

         Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

         POLICY LIABILITIES AND ACCRUALS

         Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00%. Liabilities for universal life include deposits received from

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         customers and investment earnings on their fund balances which range from 4.00% to 7.15%, less administrative and mortality charges.

         Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

         PREMIUM AND FEE REVENUE AND RELATED EXPENSES

         Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

         INVESTMENT MANAGEMENT FEES

         Investment management fees and mutual fund ancillary fees included in insurance and investment product fees in the accompanying Consolidated Statement of Income, Comprehensive Income and Equity, are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment. Mutual fund ancillary fees consist of dealer concessions, distribution fees, administrative fees, shareholder services agent fees, and accounting fees. Dealer concessions and underwriting fees earned (net of related expenses) from the distribution and sale of affiliated mutual fund shares and other securities are recorded on a trade date basis.

         REINSURANCE

         Phoenix utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

         Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

         POLICYHOLDER DIVIDENDS

         Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholder dividends to be paid is determined annually by Phoenix's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

         INCOME TAXES

         Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2000 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

         Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

         As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholder surplus. Phoenix estimates the differential earnings rate
         (DER) each year using available information including industry surveys. The IRS subsequently determines the DER applicable to the mutual companies and Phoenix adjusts its estimates accordingly. The impact of the difference between estimated and actual DER is reflected in the income tax provision in the year the IRS determination is made.

         STOCK-BASED COMPENSATION

         SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. Phoenix's majority owned, consolidated subsidiary, Phoenix Investment Partners
         (PXP), a publicly held investment management company, has chosen to continue to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, compensation cost for stock options and restricted stock under existing plans is measured as the excess, if any, of the quoted market price of PXP's stock at the date of the grant over the amount an employee must pay to acquire the stock. (See Note 19
         - "Stock Purchase and Award Plans.")

         RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. SFAS 133." This statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in fair value of the derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings.

         Phoenix adopted SFAS No. 133 and SFAS No. 138 effective January 1, 2001. Phoenix reviewed its inventory of financial instruments, including insurance and annuity contracts and "hybrid" investments, for potential embedded derivatives. Phoenix also reviewed its portfolio of free-standing derivatives, which includes interest rate swap, cap and floor contracts, and foreign currency swap agreements. The effect of adoption of SFAS No. 133 did not have a material impact on its Consolidated Balance Sheet and Consolidated Statement of Income, Comprehensive Income and Equity.

         On January 1, 2001, in accordance with the transition provisions of SFAS No. 133, Phoenix recorded a net-of-tax cumulative-effect-type of adjustment of $1.3 million (gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix also recorded an offsetting net-of-tax cumulative-effect-type of adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix also recorded a net-of-tax cumulative-effect-type of adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         For derivative instruments, which were not designated as hedges upon implementation of SFAS No. 133, Phoenix recorded a net-of-tax cumulative-effect-type of adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of hedged items were not adjusted. There were no gains or losses on derivatives that had been previously deferred that required de-recognition from the balance sheet.

         On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

         On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material effect on Phoenix's results from operations or financial position.

         On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 did not have a material effect on Phoenix's results from operations or financial position.

3.       SIGNIFICANT TRANSACTIONS

         REORGANIZATION

         On June 16, 2000, Phoenix submitted to the staff of the State of New York Insurance Department (the Insurance Department) a draft Plan of Reorganization whereby Phoenix would convert, pursuant to the New York Insurance Law, from a New York mutual life insurance company to a New York stock life insurance company and become a wholly-owned subsidiary of a newly formed holding company. The Plan of Reorganization was approved by Phoenix's Board of Directors on December 18, 2000 and subsequently amended and restated on January 26, 2001 but has yet to be approved by the Insurance Department.

         PHOENIX INVESTMENT PARTNERS, LTD.

         On September 10, 2000, Phoenix and PXP entered into an agreement and plan of merger, pursuant to which Phoenix agreed to purchase PXP outstanding common stock owned by third parties, for a price of $15.75 per share. See Note 23 - "Subsequent Events."

         In September 2000, PXP, in accordance with the original terms of Roger Engemann & Associates, Inc.'s (REA) Purchase and Sale Agreement, paid REA an additional purchase price of $50.0 million, based upon growth in REA's management fee revenues. This additional purchase price was financed through borrowings from an existing credit facility and is included as a component of goodwill and other intangible assets in the Consolidated Balance Sheet.

         On March 1, 1999, PXP acquired the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, PXP paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The excess of purchase price over the fair value of acquired net tangible assets of Zweig totaled $136.1 million. Of this excess purchase price, $77.2 million has been allocated to intangible assets, primarily associated with investment management contracts, which are being amortized using a straight-line basis over an average estimated useful life of approximately 12 years. The remaining excess purchase price of $58.9 million has been classified as goodwill and is being amortized over 40 years using a straight-line basis. The Zweig Group managed approximately $2.6 billion of assets as of December 31, 2000.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         On December 3, 1998, PXP completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. PXP received $37.0 million in cash and a $10.0 million three-year interest-bearing note. The transaction resulted in a pre-tax gain of approximately $17.5 million.

         DISCONTINUED OPERATIONS

         During 1999, Phoenix discontinued the operations of three of its business segments: the Reinsurance Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial effect of these transactions are contained in
         Note 13 - "Discontinued Operations."

         PROPERTY AND CASUALTY DISTRIBUTION OPERATIONS

         On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also acquired two seats on HRH's board of directors. The pre-tax gain realized on the sale was $40.1 million.

         The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

         The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated subsidiaries in the Consolidated Balance Sheet. As of December 31, 2000, Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

         The market value of Phoenix's investments in HRH, based on the closing market price, was $64.2 million and $90.6 million as of December 31, 1999 and 2000, respectively.

         PFG HOLDINGS, INC.

         On October 29, 1999, PM Holdings, a wholly owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value to 80% of the appraised value of the common stock at that time. As of December 31, 2000, this option had not been executed. Since Phoenix officers hold board voting control, the entity has been consolidated and a minority interest has been established for outside shareholders' interests. The transaction resulted in goodwill of $3.8 million to be amortized over ten years.

         PFG Holdings has three operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

         AGL Life Assurance Company must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

         EMPRENDIMIENTO COMPARTIDO, S.A. (EMCO)

         At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete. Payment for the stock will be made in

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to annual interest of 7.06%. The covenant was paid at the time of closing.

         In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

         On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

         After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

         PHOENIX NEW ENGLAND TRUST HOLDING COMPANY

         On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust Company, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank, fsb, and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

         On September 29, 2000, Phoenix New England Trust Holding Company sold its New Hampshire trust and agency operations, consisting of Charter Holding Corp. (Charter Holding) and Phoenix New England Trust Company for $9.1 million in cash to a partnership consisting of Lake Sunapee Bank, Meredith Village Savings Bank and Savings Bank of Walpole (Partner Banks). Each of the Partner Banks was a minority shareholder in Charter Holding prior to the sale. The pre-tax gain realized on this sale was $0.1 million.

         LOMBARD INTERNATIONAL ASSURANCE, S.A.

         On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A. (Lombard), a pan-European life insurer based in Luxembourg, for $29.1 million in cash. Lombard provides unit-linked life assurance products designed exclusively for high net worth investors in ten European countries. This investment is carried at fair value, for which cost is a reasonable estimate, and is classified as equity securities in the Consolidated Balance Sheet.

         ABERDEEN ASSET MANAGEMENT PLC

         On February 18, 1999, PM Holdings purchased an additional 15,050,000 shares of the common stock of Aberdeen Asset Management PLC (Aberdeen), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares as of December 31, 1999 and 2000, respectively.

         On April 15, 1996, Phoenix purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

         The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated subsidiaries in the Consolidated Balance Sheet. As of December 31, 2000, Phoenix owns 20% of the outstanding Aberdeen common stock, 26% on a diluted basis.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The market value of Phoenix's investments in Aberdeen, based on the closing market price, was $209.5 million and $455.8 million as of December 31, 1999 and 2000, respectively.

         DIVIDEND SCALE REDUCTION

         In November 2000, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000. In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

         REAL ESTATE SALES

         On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309.0 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 2000, Phoenix had two commercial real estate properties remaining with a carrying value of $23.0 million and five joint venture real estate partnerships with a carrying value of $54.9 million, and these investments are reported as real estate on the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.       INVESTMENTS

         Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:


         DEBT AND EQUITY SECURITIES

         The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:

                                                                            GROSS           GROSS
                                                            AMORTIZED     UNREALIZED      UNREALIZED       FAIR
                                                              COST          GAINS           LOSSES         VALUE
                                                          -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Debt securities
         Held-to-maturity:
         State and political subdivision bonds            $        30.6  $          .3  $         (.9) $        30.0
         Foreign government bonds                                   2.4                           (.7)           1.7
         Corporate securities                                   1,781.2           48.0          (39.0)       1,790.2
         Mortgage-backed and asset-backed securities              295.4           15.3           (3.8)         307.0
                                                          -------------  -------------  -------------  -------------

           Total held-to-maturity securities                    2,109.6           63.6          (44.4)       2,128.9
                                                          -------------  -------------  -------------  -------------

         Available-for-sale:
         U.S. government and agency bonds                         262.5           13.8            (.3)         276.0
         State and political subdivision bonds                    459.9           16.9           (1.9)         474.9
         Foreign government bonds                                 246.0           26.7           (5.8)         266.9
         Corporate securities                                   2,222.1           37.7          (83.1)       2,176.7
         Mortgage-backed and asset-backed securities            2,830.5           63.5          (25.2)       2,868.8
                                                          -------------  -------------  -------------  -------------

            Total available-for-sale securities                 6,021.0          158.6         (116.3)       6,063.3
            Less: available-for-sale securities of
            discontinued operations                               114.3                                        114.3
                                                          -------------  -------------  -------------  -------------

           Total available-for-sale securities of
           continuing operations                                5,906.7          158.6         (116.3)       5,949.0
                                                          -------------  -------------  -------------  -------------

           Total debt securities of continuing
           operations                                     $     8,016.3  $       222.2  $      (160.7) $     8,077.9
                                                          =============  =============  =============  =============

         Equity securities                                $       297.3  $        77.9  $       (39.7) $       335.5
                                                          =============  =============  =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                            GROSS           GROSS
                                                            AMORTIZED     UNREALIZED      UNREALIZED       FAIR
                                                              COST          GAINS           LOSSES         VALUE
                                                          -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Debt securities
         Held-to-maturity:
         State and political subdivision bonds            $        27.6  $          .4  $        (1.0) $        27.0
         Foreign government bonds                                   3.0                           (.8)           2.2
         Corporate securities                                   1,744.2           12.9          (92.9)       1,664.2
         Mortgage-backed and asset-backed securities              285.4            1.4          (19.2)         267.6
                                                          -------------  -------------  -------------  -------------

           Total held-to-maturity securities                    2,060.2           14.7         (113.9)       1,961.0
           Less: held-to-maturity securities of
             discontinued operations                              102.0             .7           (5.8)          96.9
                                                          -------------  -------------  -------------  -------------
           Total held-to-maturity securities of                 1,958.2           14.0         (108.1)       1,864.1
             continuing operations                        -------------  -------------  -------------  -------------

         Available-for-sale:
         U.S. government and agency bonds                         283.7            1.9           (6.5)         279.1
         State and political subdivision bonds                    495.9            4.8          (21.8)         478.9
         Foreign government bonds                                 273.9           23.7           (4.0)         293.6
         Corporate securities                                   2,353.2           18.6         (102.8)       2,269.0
         Mortgage-backed and asset-backed securities            2,977.1           17.9         (103.2)       2,891.8
                                                          -------------  -------------  -------------  -------------

           Total available-for-sale securities                  6,383.8           66.9         (238.3)       6,212.4
           Less: available-for-sale securities of
             discontinued operations                              725.1            7.6          (27.1)         705.6
                                                          -------------  -------------  -------------  -------------
           Total available-for-sale securities of
             continuing operations                              5,658.7           59.3         (211.2)       5,506.8
                                                          -------------  -------------  -------------  -------------
           Total debt securities of continuing operations $     7,616.9  $        73.3  $      (319.3) $     7,370.9
                                                          =============  =============  =============  =============

         Equity securities                                $       295.2  $       168.1  $       (24.2) $       439.1
           Less: equity securities of discontinued
             operations                                             1.9                                          1.9
                                                          -------------  -------------  -------------  -------------

           Total equity securities of continuing          $       293.3  $       168.1  $       (24.2) $       437.2
             operations                                   =============  =============  =============  =============

         The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $19.6 million, $3.9 million and $3.9 million, for the years ended December 31, 1998, 1999 and 2000, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized losses were $0.8 million, $0.2 million and $3.9 million in 1998, 1999 and 2000, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2000 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                                HELD-TO-MATURITY             AVAILABLE-FOR-SALE
                                                          ----------------------------  ----------------------------
                                                            AMORITIZED       FAIR        AMORITIZED        FAIR
                                                               COST          VALUE          COST           VALUE
                                                          -------------  -------------  -------------  -------------
                                                                               (IN MILLIONS)
         Due in one year or less                          $       118.1  $       118.3  $       118.3  $       118.6
         Due after one year through five years                    517.2          519.8          514.7          516.9
         Due after five years through ten years                   649.7          658.1          993.5          982.0
         Due after ten years                                      529.2          525.7        1,564.0        1,577.0
         Mortgage-backed and asset-backed securities              295.4          307.0        2,830.5        2,868.8
                                                          -------------  -------------  -------------  -------------

         Total                                            $     2,109.6  $     2,128.9  $     6,021.0  $     6,063.3
         Less: securities of discontinued operations                                            114.3          114.3
                                                          -------------  -------------  -------------  -------------
         Total securities of continuing operations        $     2,109.6  $     2,128.9  $     5,906.7  $     5,949.0
                                                          =============  =============  =============  =============

         Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                 DECEMBER 31,
                                                                         ----------------------------
                                                                              1999          2000
                                                                         -------------  -------------
                                                                                 (IN MILLIONS)

         Planned amortization class                                      $       168.0  $       117.4
         Asset-backed                                                            956.9          917.0
         Mezzanine                                                               194.9          166.5
         Commercial                                                              735.2          846.6
         Sequential pay                                                        1,039.0        1,051.4
         Pass through                                                             77.2           60.8
         Other                                                                     6.0            4.5
                                                                         -------------  -------------
         Total mortgage-backed and asset-backed securities               $     3,177.2  $     3,164.2
                                                                         =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         MORTGAGE LOANS AND REAL ESTATE

         Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

         Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS                REAL ESTATE
                                                                  DECEMBER 31,                 DECEMBER 31,
                                                          ----------------------------  ----------------------------
                                                              1999            2000           1999           2000
                                                          -------------  -------------  -------------  -------------
                                                                              (IN MILLIONS)
         Property type:
         Office buildings                                 $       183.9  $       171.3  $        30.5  $        34.4
         Retail                                                   208.6          183.5           14.1            6.9
         Apartment buildings                                      252.9          180.7           41.7           45.9
         Industrial buildings                                      82.7           64.8
         Other                                                      3.0            2.2            8.9
         Valuation allowances                                     (14.3)          (9.1)          (3.2)          (9.3)
                                                          -------------  -------------  -------------  -------------
         Total                                            $       716.8  $       593.4  $        92.0  $        77.9
                                                          =============  =============  =============  =============
         Geographic region:
         Northeast                                        $       149.3  $       124.5  $        59.6  $        49.8
         Southeast                                                198.6          147.6
         North central                                            164.1          147.4             .7             .5
         South central                                            105.1          103.7           21.2           22.3
         West                                                     114.0           79.3           13.7           14.6
         Valuation allowances                                     (14.3)          (9.1)          (3.2)          (9.3)
                                                          -------------  -------------  -------------  -------------
         Total                                            $       716.8  $       593.4  $        92.0  $        77.9
                                                          =============  =============  =============  =============

         At December 31, 2000, scheduled mortgage loan maturities were as follows: 2001 - $69.8 million; 2002 - $31.2 million; 2003 - $87.1 million; 2004 - $37.1 million; 2005 - $32.9 million; 2006 - $96.6 million, and $248.0 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $0.0 million of its mortgage loans during 1999 and 2000, respectively, based on terms which differed from those granted to new borrowers.

         The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 2000 is $6.0 million and $11.4 million, respectively. There are valuation allowances of $5.4 million and $9.0 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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         INVESTMENT VALUATION ALLOWANCES

         Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                                           BALANCE AT                                   BALANCE AT
                                                           JANUARY 1,      ADDITIONS     DEDUCTIONS     DECEMBER 31,
                                                          -------------  -------------  -------------  -------------
                                                                               (IN MILLIONS)
         2000
         Mortgage loans                                   $        14.3  $         1.8  $        (7.0) $         9.1
         Real estate                                                3.2            6.1                           9.3
                                                          -------------  -------------  -------------  -------------

         Total                                            $        17.5  $         7.9  $        (7.0) $        18.4
                                                          =============  =============  =============  =============


         1999
         Mortgage loans                                   $        30.6  $         9.7  $       (26.0) $        14.3
         Real estate                                                6.4             .2           (3.4)           3.2
                                                          -------------  -------------  -------------  -------------

         Total                                            $        37.0  $         9.9  $       (29.4) $        17.5
                                                          =============  =============  =============  =============


         1998
         Mortgage loans                                   $        35.8  $        50.6  $       (55.8) $        30.6
         Real estate                                               28.5            5.1          (27.2)           6.4
                                                          -------------  -------------  -------------  -------------

         Total                                            $        64.3  $        55.7  $       (83.0) $        37.0
                                                          =============  =============  =============  =============

         NON-INCOME PRODUCING MORTGAGE LOANS AND DEBT SECURITIES

         The net carrying values of non-income producing mortgage loans were $0.0 million and $6.0 million at December 31, 1999 and 2000, respectively. There were no non-income producing debt securities at December 31, 1999 and 2000.

         VENTURE CAPITAL PARTNERSHIPS

         Phoenix invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

         Phoenix records its equity in the earnings of these partnerships in net investment income.

         The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                             1998           1999           2000
                                                                         ------------   -------------  -------------
                                                                                        (IN MILLIONS)
         Operating losses                                                $        (2.7) $        (8.9) $        (7.7)
         Realized gains on cash and stock distributions                           23.3           84.7          223.3
         Net unrealized gains on investments held in the
           partnerships                                                           19.0           64.1           61.7
                                                                         -------------  -------------  -------------

         Total venture capital partnership net investment                $        39.6  $       139.9  $       277.3
           income                                                        =============  =============  =============

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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         OTHER INVESTED ASSETS

         Other invested assets were as follows:

                                                                                  DECEMBER 31,
                                                                         ----------------------------
                                                                               1999          2000
                                                                         -------------  -------------
                                                                                 (IN MILLIONS)
         Transportation and equipment leases                             $        82.1  $        83.2
         Affordable housing partnerships                                          22.2           29.1
         Investment in other affiliates                                           12.4            7.5
         Seed money in separate accounts                                          33.3           41.2
         Mezzanine partnerships                                                   17.5           30.4
         Other partnership interests                                              24.5           44.3
                                                                         -------------  -------------

         Total other invested assets                                             192.0          235.7
         Less: other invested assets of discontinued operations                    4.0
                                                                         -------------  -------------
         Total other invested assets of continuing operations            $       188.0  $       235.7
                                                                         =============  =============


         NET INVESTMENT INCOME

         The components of net investment income for the year ended December 31, were as follows:


                                                                     1998              1999                2000
                                                                -------------      -------------       -------------
                                                                                   (IN MILLIONS)
         Debt securities                                        $       596.3      $       637.4       $      622.2
         Equity securities                                                6.5                7.9               13.3
         Mortgage loans                                                  83.1               66.3               54.6
         Policy loans                                                   146.5              149.0              157.4
         Real estate                                                     38.3                9.7                9.2
         Venture capital partnerships                                    39.6              139.9              277.3
         Other invested assets                                            4.8                 .7                1.2
         Short-term investments                                          23.8               22.6               27.5
                                                                -------------      -------------       -------------

         Sub-total                                                      938.9            1,033.5            1,162.7
         Less: investment expenses                                       14.0               13.0               14.3
                                                                -------------      -------------       -------------

         Net investment income                                          924.9            1,020.5            1,148.4
         Less: net investment income of discontinued
           operations                                                    65.3               67.4               21.0
                                                                -------------      -------------       -------------
         Total net investment income of continuing              $       859.6      $       953.1       $    1,127.4
           operations                                           =============      =============       =============

         Investment income of $4.5 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2000. Phoenix does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See Note 2 - "Summary of Significant Accounting Policies - Valuation of Investments" for further information on mortgage loan and debt security impairment.

         The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $34.9 million at December 31, 1999 and 2000, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         $4.9 million, $4.1 million and $3.9 million in 1998, 1999 and 2000, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.5 million and $3.1 million in 1998, 1999 and 2000, respectively.

         INVESTMENT GAINS AND LOSSES

         Net unrealized investment gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                     1998              1999                2000
                                                                -------------      -------------       -------------
                                                                                   (IN MILLIONS)
          Debt securities                                       $        (7.0)     $      (428.5)      $       213.8

          Equity securities                                             (91.9)              63.2              (105.7)
          DAC                                                             6.7              260.3              (117.2)
          Deferred income tax benefits                                  (32.3)             (36.7)               (3.2)
                                                                -------------      -------------       -------------

          Net unrealized investment losses
            on securities available-for-sale                    $       (59.9)     $       (68.3)      $        (5.9)
                                                                =============      =============       =============

         Net realized investment gains and losses for the year ended December 31, were as follows:

                                                                            1998           1999            2000
                                                                        -------------  -------------   -------------
                                                                                       (IN MILLIONS)
          Debt securities                                              $        (4.3) $       (20.4)   $       (54.2)
          Equity securities                                                     11.9           16.6            146.8
          Mortgage loans                                                        (6.9)          18.5              3.0
          Real estate                                                           67.5            2.9             (4.3)
          Sale of property and casualty distribution subsidiary                                40.1              (.8)
          Other invested assets                                                 (4.6)          18.5             (1.1)
                                                                       -------------  -------------    -------------

          Net realized investment gains                                         63.6           76.2             89.4
          Less: net realized investment gains  from discontinued
            operations                                                           5.4             .4               .2
                                                                       -------------  -------------    -------------
          Net realized investment gains from continuing operations     $        58.2  $        75.8    $        89.2
                                                                       =============  =============    =============

         The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                                            1998            1999            2000
                                                                       -------------  -------------    -------------
                                                                                       (IN MILLIONS)

          Proceeds from disposals                                      $      912.7     $   1,106.9    $       898.5
          Gross realized gains on sales                                $       17.4     $      21.8    $         8.7
          Gross realized losses on sales                               $       33.6     $      39.1    $        53.2

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.       GOODWILL AND OTHER INTANGIBLE ASSETS

         Goodwill and other intangible assets were as follows:

                                                                                        DECEMBER 31,
                                                                           --------------------------------------
                                                                                  1999                 2000
                                                                           -----------------     ----------------
                                                                                       (IN MILLIONS)
          PXP gross amounts:
            Goodwill                                                       $           384.6     $          425.7
            Investment management contracts                                            236.0                244.0
            Non-compete covenant                                                         5.0                  5.0
            Other                                                                       10.9                  4.5
                                                                           -----------------     ----------------
          Totals                                                                       636.5                679.2
                                                                           -----------------     ----------------

          Other gross amounts:
            Goodwill                                                                    32.6                 25.2
            Intangible asset related to pension plan benefits                           11.7                  8.3
            Other                                                                        1.2                  1.0
                                                                           -----------------     ----------------
          Totals                                                                        45.5                 34.5
                                                                           -----------------     ----------------

          Total gross goodwill and other intangible assets                             682.0                713.7

          Accumulated amortization - PXP                                               (79.9)              (112.4)
          Accumulated amortization - other                                              (8.8)                (5.4)
                                                                           -----------------     ----------------

          Total goodwill and other intangible assets, net                  $           593.3     $          595.9
                                                                           =================     ================

         In 2000, Phoenix wrote off $1.9 million of goodwill associated with its acquisition of PractiCare, Inc. in 1997. In 1999, Phoenix wrote off
         $2.6 million of goodwill associated with its acquisition of Phoenix
         National Life Insurance Company in 1998 and $2.0 million associated with an acquisition of Phoenix New England Trust in 1999.


6.       INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

         Investments in unconsolidated subsidiaries were as follows:

                                                                                        DECEMBER 31,
                                                                           --------------------------------------
                                                                                  1999                 2000
                                                                           -----------------     ----------------
                                                                                       (IN MILLIONS)
          EMCO common stock                                                $            13.4     $           14.8
          Aberdeen common stock                                                         61.6                 58.7
          Aberdeen 7% convertible subordinated notes                                    37.5                 37.5
          HRH common stock                                                              16.2                 16.9
          HRH 5.25% convertible subordinated notes                                      32.0                 32.0
                                                                           -----------------     ----------------
          Total investments in unconsolidated subsidiaries                 $           160.7     $          159.9
                                                                           =================     ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The components of equity in earnings of and interest earned from investments in unconsolidated subsidiaries for the year ended December 31, were as follows:


                                                                      1998               1999              2000
                                                                ----------------   ---------------   ---------------
                                                                                    (IN MILLIONS)
         EMCO common stock                                      $           (1.4)   $          1.1   $           1.4
         Aberdeen common stock                                               1.2               2.9               7.0
         Aberdeen 7% convertible subordinated notes                          2.6               2.6               2.6
         HRH common stock                                                                       .7               1.2
         HRH 5.25% convertible subordinated notes                                              1.1               1.7
                                                                ----------------   ---------------   ---------------
         Total equity in earnings of and interest                            2.4               8.4              13.9
           earned from investments in unconsolidated
           subsidiaries before income taxes
         Income taxes                                                         .8               2.9               4.9
                                                                ----------------   ---------------   ---------------
         Total equity in earnings of and interest               $            1.6   $           5.5    $          9.0
           earned from investments in unconsolidated            ================   ===============   ===============
           subsidiaries

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       DERIVATIVE INSTRUMENTS

         Derivative instruments as of December 31, are summarized below:

                                                                        1999                         2000
                                                               --------------------     -----------------------
                                                                              (IN MILLIONS)
         ASSET HEDGES
         Foreign currency swaps:
           Notional amount                                     $              8.1     $            24.3
           Weighted average received rate                                  12.04%                12.11%
           Weighted average paid rate                                      10.00%                10.61%
           Fair value                                          $               .2     $             2.0

         Interest rate swaps:
           Notional amount                                     $             43.0     $            43.0
           Weighted average received rate                                   7.51%                 7.51%
           Weighted average paid rate                                       6.14%                 6.78%
           Fair value                                          $               .4     $             1.9

         LIABILITY HEDGES
         Swaptions:
           Notional amount                                     $          1,600.0     $
           Weighted average strike rate                                     5.02%
           Index rate (1)                                              10 Yr. CMS
           Fair value                                          $            (8.2)     $

         Interest rate floors:
           Notional amount                                     $          1,210.0     $           110.0
           Weighted average strike rate                                     4.57%                 4.79%
           Index rate (1)                                        2-10 Yr. CMT/CMS       2-5 Yr. CMT/CMS
           Fair value                                          $            (7.5)     $            (.1)

          Interest rate swaps:
            Notional amount                                    $            431.0     $           410.0
            Weighted average received rate                                  6.22%                 6.66%
            Weighted average paid rate                                      6.09%                 6.50%
            Fair value                                         $              1.1     $             6.1

          Interest rate caps:
            Notional amount                                    $             50.0     $            50.0
            Weighted average strike rate                                    7.95%                 7.95%
            Index rate (1)                                             10 Yr. CMT            10 Yr. CMT
            Fair value                                         $               .8     $

         (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

         The increase in net investment income related to interest rate swap contracts was $2.1 million, $1.0 million and $1.4 million for the years ended December 31, 1998, 1999 and 2000, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $0.2 million, $2.3 million and $2.3 million for the years ended December 31, 1998, 1999 and 2000, respectively, representing quarterly premium payments on these instruments which are

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

         Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

         Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

8.       NOTES PAYABLE

                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                        1999                          2000
                                                               -----------------------      ------------------------
                                                                                 (IN MILLIONS)
         Short-term debt                                       $                  21.6      $                    .3
         Bank borrowings, blended rate 6.9% due in varying
           amounts to 2004                                                       260.3                        230.0
         Notes payable                                                             1.1
         Subordinated debentures, 6% due 2015                                     41.4                         20.1
         Surplus notes, 6.95%, due 2006                                          175.0                        175.0
                                                               -----------------------      -----------------------

         Total notes payable                                   $                 499.4      $                 425.4
                                                               =======================      =======================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Phoenix has several lines of credits established with major commercial banks. The first facility has a $100.0 million line of credit maturing October 3, 2001. Drawdowns may be executed in domestic U.S. dollars for any period prior to maturity or in Eurodollars based on maturities of 30, 60, 90 or 180 days. Domestic dollar loans bear interest at the greater of the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Eurodollar loans bear interest at LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum risk-based capital ratio, and that it not exceed a maximum leverage ratio. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement.

         The second facility has a $100.0 million line that matures November 1, 2001. Loans under this facility may be made available to Phoenix or PM Holdings with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars for any period prior to maturity or in Eurodollars based on maturities of 30, 60, 90 or 180 days. Domestic dollar loans bear interest at the greater of the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Domestic dollar drawdowns may also be executed at various maturities that bear interest at the bank's certificate of deposit rate plus 0.285%. Eurodollar loans bear interest at LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum risk based capital ratio and a minimum capital to asset ratio, as well as other ratios, including debt to capital, non-investment-grade assets to total assets, and real estate assets to net invested assets. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000 with the exception of the ratio of non-investment grade assets to total assets. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement. There were no penalties or liabilities as a result of the covenant violation.

         The third facility has a (pound)20.0 million line that matures on July 11, 2001. Loans under this facility bear interest at Sterling LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement, and in January 2001, terminated this agreement.

         The fourth facility is a $200.0 million syndicated line maturing in August 2002 available to PXP with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars or in Eurodollars. PXP may select from the Certificate of Deposit (CD), Eurodollar, or the Base Lending rate, plus an applicable margin in the case of Eurodollar and CD rate loans. The credit agreement contains customary financial and operating covenants including, among other provisions, requirements that the company maintain certain financial ratios and satisfy certain financial tests, restrictions on the ability to incur indebtedness and limitations on the amount of PXP's capital expenditures. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. As of December 31, 2000, PXP had $190.0 million outstanding under this agreement.

         The fifth facility is a $175.0 million line maturing in March 2004 available to PXP with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars or in Eurodollars. Domestic dollar loans bear interest at the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Eurodollar loans bear interest at rates equal to LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. As of December 31, 2000 PXP had $40.0 million outstanding under this agreement.

         In November 1996, Phoenix issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the Superintendent), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix. As of December 31, 2000, Phoenix had $175.0 million in surplus notes outstanding.

         As of December 31, 2000 Phoenix had outstanding $20.1 million principal amount of 6% convertible subordinated debentures due 2015, issued by PXP and held by outside third parties. PXP issued these debentures in April 1998 in exchange for all outstanding shares of its Series A convertible exchangeable preferred stock. Each $25.00 principal amount of these debentures is convertible into 3.11 shares of PXP common stock at any time upon the holder's election and the debentures may be redeemed by PXP, in whole or in part at any time upon 15 days' notice beginning November 1, 2000.

         Additionally, Phoenix has access to several other, smaller credit lines. The total unused credit was $377.5 million at December 31, 2000. Phoenix was in compliance with all financial and operating covenants related to the debt agreements as of December 31, 2000, with the exception of the ratio of non-investment grade assets to total assets covenant in the Phoenix facility that matures on November 1, 2001.

         Maturities of other indebtedness are as follows: 2001 - $0.3 million; 2002 - $190.0 million; 2003 - $0.0 million; 2004 - $40.0 million; 2005
         - $0.0 million; 2006 and thereafter - $195.1 million.

         Interest expense was $29.8 million, $34.0 million and $32.7 million for the years ended December 31, 1998, 1999 and 2000, respectively.

9.       INCOME TAXES

         A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1998                   1999                  2000
                                                 -------------------   -------------------   -------------------
                                                                          (IN MILLIONS)
         Income taxes
           Current                               $              49.6   $             114.0   $             122.4
           Deferred                                              6.4                 (15.0)                (67.0)
                                                 -------------------   -------------------   -------------------

         Total                                   $              56.0   $              99.0   $              55.4
                                                 ===================   ===================   ===================

         The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        1998                   1999                   2000
                                                 --------------------   --------------------   --------------------
                                                  (IN MILLIONS)    %     (IN MILLIONS)    %     (IN MILLIONS)    %
                                                 --------------  ----   --------------  ----   --------------  ----
         Income tax expense at statutory         $         54.9   35%             93.1   35%            54.4    35%
           rate

         Dividend received deduction and
           tax-exempt interest                             (3.3) (2)%             (3.0) (1)%            (6.7)  (4)%
         Other, net                                         4.4    3%             (2.7) (1)%            (2.6)  (2)%
                                                 --------------  ----   --------------  ----   --------------  ----
                                                           56.0   36%             87.4   33%             45.1   29%

         Differential earnings
           (equity tax)                                                           11.6    4%             10.3    7%
                                                 --------------  ----   --------------  ----   --------------  ----


         Income taxes                            $         56.0   36%   $         99.0   37%   $         55.4   36%
                                                 --------------  ----   --------------  ----   --------------  ----

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The net deferred income tax liability represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                        -----------------------------------------
                                                                              1999                    2000
                                                                        ------------------      -----------------
                                                                                     (IN MILLIONS)
         DAC                                                            $            287.0     $            217.9
         Unearned premium/deferred revenue                                          (139.4)                (139.0)
         Impairment reserves                                                         (15.6)                 (16.8)
         Pension and other postretirement benefits                                   (68.9)                 (65.1)
         Investments                                                                 177.2                  177.0
         Future policyholder benefits                                               (181.2)                (186.4)
         Other                                                                         3.1                    8.3
                                                                        ------------------      -----------------
                                                                                      62.2                   (4.1)
         Net unrealized investment gains                                              23.6                   11.9
         Minimum pension liability                                                    (4.1)                  (3.3)
         Equity in earnings of unconsolidated subsidiaries                             1.6                    4.9
                                                                        ------------------      -----------------

         Deferred income tax liability, net                             $             83.3      $             9.4
                                                                        ==================      =================

         Gross deferred income tax assets totaled $409.2 million and $410.6 million at December 31, 1999 and 2000, respectively. Gross deferred income tax liabilities totaled $492.5 million and $420.0 million at December 31, 1999 and 2000, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 2000 will be realized.

10.      PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

         PENSION PLANS

         Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Components of net periodic pension cost for the year ended December 31, were as follows:

                                                                      1998            1999             2000
                                                                 --------------   -------------   --------------
                                                                                  (IN MILLIONS)
         Components of net periodic benefit cost
           (income) Service cost                                 $         11.7   $        12.7   $          9.7
           Interest cost                                                   23.8            25.7             28.6
           Curtailments                                                                    21.6               .5
           Expected return on plan assets                                 (25.9)          (29.4)           (34.5)
           Amortization of net transition asset                            (2.5)           (2.5)            (2.5)
           Amortization of prior service cost                               1.8             1.8              1.3
           Amortization of net gain                                        (1.3)           (2.9)            (7.6)
                                                                 --------------   -------------   --------------
           Net periodic benefit cost (income)                    $          7.6   $        27.0   $         (4.5)
                                                                 ==============   =============   ==============

         In 1999 and 2000, Phoenix offered special retirement programs under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 374 eligible employees, 177 accepted the special retirement programs. As a result of the special retirement programs, Phoenix recorded additional pension expense of $21.6 million and $3.3 million for the years ended December 31, 1999 and 2000, respectively. Also, in 2000, Phoenix recognized a pension credit (income) of $2.8 million related to the sale of its group life and health operations. This credit is included in the results of discontinued operations.

         The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                        -----------------------------------------
                                                                                1999                   2000
                                                                        ------------------      -----------------
                                                                                      (IN MILLIONS)
         Change in projected benefit obligation
           Projected benefit obligation at beginning of year            $            367.3      $           397.9
           Service cost                                                               12.7                    9.7
           Interest cost                                                              25.7                   28.6
           Plan amendments                                                            23.9                    3.5
           Curtailments                                                               (6.4)                  (8.1)
           Actuarial loss                                                             (5.3)                    .4
           Benefit payments                                                          (20.0)                 (24.1)
                                                                        ------------------      -----------------
           Projected benefit obligation at end of year                  $            397.9      $           407.9
                                                                        ==================      =================

         Change in plan assets
           Fair value of plan assets at beginning of year               $            377.2      $           442.8
           Actual return on plan assets                                               81.7                   21.6
           Employer contributions                                                      3.9                    4.5
           Benefit payments                                                          (20.0)                 (24.1)
                                                                        ------------------      -----------------
           Fair value of plan assets at end of year                     $            442.8      $           444.8
                                                                        ==================      =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                       DECEMBER 31,
                                                                        -----------------------------------------
                                                                                1999                   2000
                                                                        ------------------      -----------------
                                                                                      (IN MILLIONS)
           Funded status of the plan                                    $             44.9      $            36.9
           Unrecognized net transition asset                                         (12.3)                  (9.9)
           Unrecognized prior service cost                                            11.8                    8.3
           Unrecognized net gain                                                    (135.5)                (117.4)
                                                                        ------------------      -----------------
           Net amount recognized                                        $            (91.1)     $           (82.1)
                                                                        ==================      =================

         Amounts recognized in the Consolidated Balance
           Sheet consist of:
           Accrued benefit liability                                    $           (114.7)     $           (99.8)
           Intangible asset                                                           11.7                    8.3
           Accumulated other comprehensive income                                     11.9                    9.4
                                                                        ------------------      -----------------
           Amounts recognized in the Consolidated Balance               $            (91.1)     $           (82.1)
              Sheet                                                     ==================      =================

         At December 31, 1999 and 2000, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $73.6 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 2000 related to this plan were $60.1 million and $61.7 million, respectively, and are included in other liabilities on the Consolidated Balance Sheet.

         Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.1 million, net of income taxes, at December 31, 1999 and 2000, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $8.3 million as of December 31, 1999 and 2000 related to the non-qualified plan.

         The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% for 1999 and 2000. The discount rate assumption for 2000 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% for 1999 and 2000. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 2000.

         The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

         Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1999 and 2000 were $4.1 million, $4.0 million and $3.8 million, respectively.

         OTHER POSTRETIREMENT BENEFIT PLANS

         In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

         Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

         The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                      1998            1999             2000
                                                                 --------------   -------------   --------------
                                                                                  (IN MILLIONS)
         Components of net periodic benefit cost
           Service cost                                          $          3.4   $         3.4   $          2.2
           Interest cost                                                    4.6             4.6              4.3
           Curtailments                                                                     5.4             (1.7)
           Amortization of net gain                                        (1.2)           (1.5)            (2.2)
                                                                 --------------   -------------   --------------
           Net periodic benefit cost                             $          6.8   $        11.9   $          2.6
                                                                 ==============   =============   ==============

         As a result of the special retirement programs, Phoenix recorded an additional postretirement benefit expense (pre-tax) of $5.5 million and $1.1 million for the years ended December 31, 1999 and 2000, respectively. Also, in 2000, Phoenix recognized a postretirement credit (income) of $2.9 million related to the sale of its group life and health operations. This credit is included in the results of discontinued operations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:


                                                                                            DECEMBER 31,
                                                                                 ---------------------------------
                                                                                      1999              2000
                                                                                 ---------------   ---------------
                                                                                          (IN MILLIONS)
         Change in projected postretirement benefit obligation
           Projected benefit obligation at beginning of year                     $          71.1   $          71.4
           Service cost                                                                      3.4               2.2
           Interest cost                                                                     4.6               4.3
           Plan amendments                                                                   5.8               1.3
           Curtailments                                                                      (.3)             (3.1)
           Actuarial gain                                                                   (8.7)             (9.6)
           Benefit payments                                                                 (4.5)             (3.9)
                                                                                 ---------------   ---------------
           Projected benefit obligation at end of year                                      71.4              62.6
                                                                                 ---------------   ---------------

         Change in plan assets
           Employer contributions                                                            4.5               3.9
           Benefit payments                                                                 (4.5)             (3.9)
                                                                                 ---------------   ---------------
           Fair value of plan assets at end of year
                                                                                 ---------------   ---------------

         Funded status of the plan                                                         (71.4)            (62.6)
         Unrecognized net gain                                                             (33.6)            (41.0)
                                                                                 ---------------   ---------------
           Accrued benefit liability                                             $        (105.0)  $        (103.6)
                                                                                 ===============   ===============

         The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% at December 31, 1999 and 2000.

         For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 6.5% in 1999 and 2000, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

         The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.8 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.5 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

         OTHER POSTEMPLOYMENT BENEFITS

         Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were ($0.5) million for 1998, $0.5 million for 1999, and ($0.7) million for 2000.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      COMPREHENSIVE INCOME

         The components of, and related income tax effects for, other comprehensive income for the year ended December 31, were as follows:


                                                                     1998              1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Unrealized (losses) gains on securities available-
           for-sale:
         Before-tax amount                                      $         (72.3)  $        (102.8)  $          81.5
         Income tax (benefit) expense                                     (25.4)            (36.0)             28.5
                                                                ---------------   ---------------   ---------------
         Totals                                                           (46.9)            (66.8)             53.0
                                                                ---------------   ---------------   ---------------

         Reclassification adjustment for net gains realized
           in net income:
         Before-tax amount                                                (20.0)             (2.2)            (90.6)
         Income tax benefit                                                (7.0)              (.7)            (31.7)
                                                                ---------------   ---------------   ---------------
         Totals                                                           (13.0)             (1.5)            (58.9)
                                                                ---------------   ---------------   ---------------

         Net unrealized losses on securities available-
           for-sale:
         Before-tax amount                                                (92.3)           (105.0)             (9.1)
         Income tax benefit                                               (32.4)            (36.7)             (3.2)
                                                                ---------------   ---------------   ---------------
         Totals                                                 $         (59.9)  $         (68.3)  $          (5.9)
                                                                ===============   ===============   ===============

         Minimum pension liability adjustment:
         Before-tax amount                                      $          (2.3)  $          (2.3)  $           2.4
         Income tax (benefit) expense                                       (.8)              (.8)               .8
                                                                ---------------   ---------------   ---------------
         Totals                                                 $          (1.5)  $          (1.5)  $           1.6
                                                                ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following table summarizes accumulated other comprehensive income for the year ended December 31:

                                                                      1998              1999             2000
                                                                ---------------   ---------------   --------------
                                                                                   (IN MILLIONS)
         Net unrealized gains (losses) on securities
         available-for-sale:
         Balance, beginning of year                             $         160.4   $         100.5   $         32.2
         Change during period                                             (59.9)            (68.3)            (5.9)
                                                                ---------------   ---------------   --------------
         Balance, end of year                                             100.5              32.2             26.3
                                                                ---------------   ---------------   --------------

         Minimum pension liability adjustment:
         Balance, beginning of year                                        (4.7)             (6.2)            (7.7)
         Change during period                                              (1.5)             (1.5)             1.6
                                                                ---------------   ---------------   --------------
         Balance, end of year                                              (6.2)             (7.7)            (6.1)
                                                                ---------------   ---------------   --------------

         Accumulated other comprehensive income:
         Balance, beginning of year                                       155.7              94.3             24.5
         Change during period                                             (61.4)            (69.8)            (4.3)
                                                                ---------------   ---------------   --------------
         Balance, end of year                                   $          94.3   $          24.5   $         20.2
                                                                ===============   ===============   ==============

12.      SEGMENT INFORMATION

         Phoenix offers a wide range of financial products and services. These businesses are managed within four reportable segments: (i) Life and Annuity, (ii) Investment Management, (iii) Venture Capital, and (iv) Corporate and Other. These reportable segments are managed in this fashion because they either provide different products or services, are subject to different regulation, require different strategies or have different distribution systems.

         The Life and Annuity segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

         The Investment Management segment includes retail and institutional investment management and distribution including mutual funds, managed accounts, open-end funds and closed-end funds.

         The Venture Capital segment includes Phoenix's equity share in the operating income and the realized and unrealized investment gains of Phoenix's venture capital partnership investments.

         Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information." They include international operations and the run-off of Phoenix's group pension and guaranteed investment contract businesses.

         The majority of Phoenix's revenue is derived in the United States of America. Revenue derived from outside the United States of America is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

         The accounting policies of the segments are the same as those described in Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates segment performance on the basis of segment after-tax operating income. Realized investment gains and some non-recurring items are excluded because management does not consider them when evaluating the financial performance of the segments. The size and timing of realized investment gains are often subject to management's discretion. The non-recurring items are removed from segment after-tax operating income if, in management's opinion, they are not indicative of overall operating trends. While some of these items

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         may be significant components of Phoenix's GAAP net income, Phoenix believes that segment after-tax operating income is an appropriate measure that represents the net income attributable to the ongoing operations of the business. The criteria used by management to identify non-recurring items and to determine whether to exclude a non-recurring item from segment after-tax operating income include whether the item is infrequent and:

             o    is material to the segment's after-tax operating income,

             o    results from a business restructuring,

             o    results from a change in the regulatory environment or

             o    relates to other unusual circumstances (e.g., litigation).

         Non-recurring items excluded by management from segment after-tax operating income may vary from period to period. Because such items are excluded based on management's discretion, inconsistencies in the application of management's selection criteria may exist. Segment after-tax operating income is not a substitute for net income determined in accordance with GAAP, and may be different from similarly titled measures of other companies.

         Capital is allocated to Investment Management on a historical cost basis and to insurance products based on 200% of company action level risk-based capital. Net investment income is allocated based on the assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations using time studies and other allocation methodologies. See Note 10 - "Pension and Other Postretirement and Postemployment Benefit Plans."

         The following tables provide certain information with respect to Phoenix's operating segments as of and for the years ended December 31, 1998, 1999 and 2000, as well as the realized investment gains and non-recurring items not included in segment after-tax operating income.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                 AS OF DECEMBER 31,
                                                                ---------------------------------------------------
                                                                      1998              1999             2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Total assets:
         Life and Annuity                                       $      16,938.8   $      18,037.8   $      17,862.4
         Investment Management                                            629.4             784.9             800.2
         Venture Capital                                                  191.2             338.1             467.3
         Corporate and Other                                              739.9             938.6           1,157.7
         Discontinued operations                                          298.7             187.6              25.6
                                                                ---------------   ---------------   ---------------
           Total                                                $      18,798.0   $      20,287.0   $      20,313.2
                                                                ===============   ===============   ===============

         Deferred Policy Acquisition Costs:
         Life and Annuity                                       $       1,058.2   $       1,318.8   $       1,019.0
                                                                ===============   ===============   ===============

         Policy liabilities and accruals:
         Life and Annuity                                       $      10,441.9   $      10,771.4   $      11,220.0
         Corporate and Other                                              136.7             128.4             152.6
                                                                ---------------   ---------------   ---------------
           Total                                                $      10,578.6   $      10,899.8   $      11,372.6
                                                                ===============   ===============   ===============

         Policyholder deposit funds:
         Life and Annuity                                       $         510.7   $         521.9   $         665.6
         Corporate and Other                                               21.0              16.3              12.8
                                                                ---------------   ---------------   ---------------
           Total                                                $         531.7   $         538.2   $         678.4
                                                                ===============   ===============   ===============

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                      1998              1999             2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Premiums:
         Life and Annuity                                       $       1,175.8   $       1,175.7   $       1,147.4
                                                                ---------------   ---------------   ---------------
           Total                                                        1,175.8           1,175.7           1,147.4
                                                                ---------------   ---------------   ---------------

         Insurance and investment product fees:
         Life and Annuity                                                 248.3             277.7             302.7
         Investment Management                                            225.3             284.3             324.4
         Corporate and Other                                               83.5              42.2              28.1
         Non-recurring items                                                                 (5.9)              4.6
         Less: inter-segment revenues                                     (19.6)            (23.7)            (28.8)
                                                                ---------------   ---------------   ---------------
           Total                                                $         537.5   $         574.6   $         631.0
                                                                ---------------   ---------------   ---------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                     1998               1999               2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Net investment income:
         Life and Annuity                                       $         768.8   $         768.3   $         791.4
         Investment Management                                                                3.1               2.6
         Venture Capital                                                   39.6             139.9             277.3
         Corporate and Other                                               41.8              31.3              45.3
         Add: inter-segment investment expenses                             9.4              10.5              10.8
                                                                ---------------   ---------------   ---------------
           Total                                                          859.6             953.1           1,127.4
                                                                ---------------   ---------------   ---------------

         Policy benefits and increase in policy liabilities
           and policyholder dividends:
         Life and Annuity                                               1,743.6           1,723.6           1,775.8
         Corporate and Other                                               17.8              10.0              12.0
                                                                ---------------   ---------------   ---------------
           Total                                                        1,761.4           1,733.6           1,787.8
                                                                ---------------   ---------------   ---------------

         Amortization of Deferred Policy Acquisition
           Costs:
         Life and Annuity                                                 138.0             147.9             137.8
         Non-recurring items                                                                                  218.2
                                                                ---------------   ---------------   ---------------
           Total                                                          138.0             147.9             356.0
                                                                ---------------   ---------------   ---------------

         Amortization of goodwill and other intangible assets:
         Life and Annuity                                                    .8               6.7                .9
         Investment Management                                             22.0              30.3              31.8
         Corporate and Other                                                6.0               3.1               4.2
                                                                ---------------   ---------------   ---------------
           Total                                                           28.8              40.1              36.9
                                                                ---------------   ---------------   ---------------

         Interest expense:
         Life and Annuity                                                                                        .9
         Investment Management                                             11.5              16.8              17.9
         Corporate and Other                                               18.3              17.2              14.7
         Less: inter-segment expenses                                                                           (.8)
                                                                ---------------   ---------------   ---------------
           Total                                                           29.8              34.0              32.7
                                                                ---------------   ---------------   ---------------

         Other operating expenses:
          Life and Annuity                                                253.3             271.3             295.9
          Investment Management                                           149.1             187.0             222.9
         Corporate and Other                                              122.8              84.7              98.2
         Non-recurring items                                                1.3              28.1              26.5
         Less: inter-segment expenses                                     (10.2)            (13.2)            (17.2)
                                                                ---------------   ---------------   ---------------
           Total                                                          516.3             557.9             626.3
                                                                ---------------   ---------------   ---------------

         Operating income before income taxes, minority
           interest and equity in earnings of and interest
           earned from investments in unconsolidated
           subsidiaries:
         Life and Annuity                                                  57.2              72.2              30.2
         Investment Management                                             42.7              53.3              54.4
         Venture Capital                                                   39.6             139.9             277.3
         Corporate and Other                                              (39.6)            (41.5)            (55.7)
         Non-recurring items                                               (1.3)            (34.0)           (240.1)
                                                                ---------------   ---------------   ---------------
           Total                                                $          98.6   $         189.9   $          66.1
                                                                ---------------   ---------------   ---------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                     1998             1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)

         Income taxes:
         Life and Annuity                                       $          20.1    $         25.5   $          10.6
         Investment Management                                             19.3              23.0              25.7
         Venture Capital                                                   13.9              49.0              97.1
         Corporate and Other                                              (17.4)            (24.4)            (35.4)
         Non-recurring items                                                (.3)              (.7)            (73.7)
                                                                ---------------   ---------------   ---------------
           Total                                                           35.6              72.4              24.3
                                                                ---------------   ---------------   ---------------

         Minority interest in net income of consolidated
           subsidiaries:
         Investment Management                                              6.0              10.1              11.0
                                                                ---------------   ---------------   ---------------
           Total                                                            6.0              10.1              11.0
                                                                ---------------   ---------------   ---------------

         Equity in earnings of and interest earned from
           investments in unconsolidated subsidiaries:
         Investment Management                                              2.4               3.7               6.2
         Corporate and Other                                                (.8)              1.8               2.8
                                                                ---------------   ---------------   ---------------
           Total                                                            1.6               5.5               9.0
                                                                ---------------   ---------------   ---------------

         Segment operating income after taxes:
         Life and Annuity                                                  37.1              46.7              19.6
         Investment Management                                             19.8              23.9              23.9
         Venture Capital                                                   25.7              90.9             180.2
         Corporate and Other                                              (23.0)            (15.3)            (17.5)
                                                                ---------------   ---------------   ---------------
           Sub-total                                                       59.6             146.2             206.2
         Non-recurring items                                               (1.0)            (33.3)           (166.4)
                                                                ---------------   ---------------   ---------------
           Total                                                           58.6             112.9              39.8
                                                                ---------------   ---------------   ---------------

         Net realized investment gains (losses) after
           income taxes:
         Life and Annuity                                                 (11.6)             10.3             (15.8)
         Investment Management                                              6.9                                 5.2
         Corporate and Other                                               38.0              38.9              65.6
                                                                ---------------   ---------------   ---------------
           Total                                                           33.3              49.2              55.0
                                                                ---------------   ---------------   ---------------

         Income (loss) from continuing operations:
         Life and Annuity                                                  25.5              57.0               3.8
         Investment Management                                             26.7              23.9              29.1
         Venture Capital                                                   25.7              90.9             180.2
         Corporate and Other                                               15.0              23.6              48.1
         Non-recurring items                                               (1.0)            (33.3)           (166.4)
                                                                ---------------   ---------------   ---------------
           Total                                                $          91.9   $         162.1   $          94.8
                                                                ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The components of non-recurring items for the year ended December 31, were as follows:


                                                                     1998               1999               2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Supplemental Information
         Non-recurring items:
         Life and Annuity
             DAC write-off                                      $                 $                 $        (141.8)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                                                       (141.8)
                                                                ---------------   ---------------   ---------------
         Investment Management
             Portfolio (loss) gain                                                           (3.8)              3.1
             Loss on sublease transaction                                                                       (.7)
             Restructuring charges                                         (1.0)              (.7)
             Expense of purchase of PXP minority
               interest                                                                                         (.7)
             Litigation settlement                                                                             (1.8)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                     (1.0)             (4.5)              (.1)
                                                                ---------------   ---------------   ---------------
         Corporate and Other
             Early retirement pension adjustment                                            (17.6)
             Demutualization expense                                                                          (14.1)
             Surplus tax                                                                    (11.2)            (10.4)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                                      (28.8)            (24.5)
                                                                ---------------   ---------------   ---------------
         Total                                                  $          (1.0)  $         (33.3)  $        (166.4)
                                                                ===============   ===============   ===============

         Non-recurring items include:

         o an increase to deferred policy acquisition costs amortization resulting from a change in estimated future investment earnings due to a reallocation in December 2000 of assets supporting participating life policies;

         o a charge incurred in 1999, and subsequent insurance recovery in the second quarter of 2000, related to the reimbursement of the two mutual fund investment portfolios which had inadvertently sustained losses;

         o  expenses related to sublease transactions on certain office space;

         o various restructuring charges, which included expenses resulting from a senior executive exercising certain rights under an employment agreement, charges related to the out-sourcing of fund accounting operations, and severance costs related to staff reductions resulting primarily from the closing of PXP's equity management department in Hartford and PXP's reductions in the institutional line of business;

         o  expenses related to the purchase of the PXP minority interest;

         o a charge related to a litigation settlement with former clients of PXP and its former financial consulting subsidiary;

         o a charge incurred in 1999 in connection with an early retirement program;

         o  expenses related to the demutualization; and

         o surplus tax because, as a mutual life insurance company, Phoenix was subject, in the periods indicated, to a surplus tax limiting the ability of mutual insurance companies to deduct the full amount of policyholder dividends from taxable income. Phoenix will not be subject to such surplus tax in 2001 and future years, as a result of demutualization.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Included in policy benefits and dividend amounts for the Life and Annuity segment is interest credited on policyholder account balance of $111.7 million, $105.6 million and $109.5 million for the years, ended December 31, 1998, 1999 and 2000, respectively.

13.      DISCONTINUED OPERATIONS

         During 1999, Phoenix discontinued the operations of three of its business segments which in prior years had been reflected as reportable business segments: the reinsurance operations, the real estate management operations and the group life and health operations. The discontinuation of these business segments resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

         REINSURANCE OPERATIONS

         During 1999, Phoenix completed a comprehensive strategic review of its reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Accordingly, Phoenix estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix recognized a $173.0 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

         On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix recorded a pre-tax charge of $6 million to reflect a true-up adjustment to estimated individual life reinsurance reserves, in accordance with the sales agreement.

         During 1999, Phoenix placed the retained group accident and health reinsurance business into run-off. Phoenix adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix remained liable for claims under those contracts.

         Based on the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix purchased aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix incurred an initial expense of $130 million on the acquisition of this reinsurance.

         During 2000 Phoenix updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

         The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

         A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         organized and managed a group, or pool, of insurance companies (Unicover pool) and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix was a member of the Unicover pool. Phoenix terminated its participation in the Unicover pool effective March 1, 1999.

         Phoenix is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix is involved in several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

         Further, Phoenix was, along with Sun Life Assurance of Canada (Sun
         Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

         In its capacity as a retrocessionaire of the Unicover business, Phoenix had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix is involved in separate arbitration proceedings with three of its own retrocessionaires, which are seeking, on various grounds, to avoid paying any amounts to Phoenix. All of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

         During 2000, Phoenix reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group (EBI/Orion), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix settled with Reliance
         Insurance Company (Reliance) and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

         A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix believes that similar discussions will follow for the remaining years. Although Phoenix is vigorously defending its contractual rights, Phoenix is actively involved in the attempt to reach negotiated business solutions.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

         The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

         On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. (FAS), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

         In addition to the $9.0 million sale price, Phoenix will receive additional proceeds contingent on certain revenue targets. Phoenix recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six equal annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

         REAL ESTATE MANAGEMENT OPERATIONS

         On May 25, 2000, Phoenix sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

         On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

         GROUP LIFE AND HEALTH OPERATIONS

         On April 1, 2000, Phoenix sold its group life and health business to GE Financial Assurance Holdings, Inc. (GEFA) except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheet. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

         The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities was $2.0 million which resulted in a pre-tax loss of $0.4 million.

         The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $25.5 million as of December 31, 1999 and 2000, respectively. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 to exclude the operating results of discontinued operations from those of continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Income from discontinued operations

         Revenues:
           Reinsurance Operations                               $         298.7   $                 $
           Group Life and Health Operations                               503.8             453.8             117.6
           Real Estate Management Operations                               12.7               1.2                .4
                                                                ---------------   ---------------   ---------------
         Total revenues                                         $         815.2   $         455.0   $         118.0
                                                                ===============   ===============   ===============

         Income from discontinued operations:
           Reinsurance Operations                               $          17.2   $                 $
           Group Life and Health Operations                                53.5              56.8              14.8
           Real Estate Management Operations                                (.4)             (1.6)              (.3)
                                                                ---------------   ---------------   ---------------

         Income from discontinued operations before income
           taxes                                                           70.3              55.2              14.5
         Income taxes                                                      25.1              19.1               5.1
                                                                ---------------   ---------------   ---------------

         Income from discontinued operations, net of            $         45.2    $          36.1   $           9.4
           income taxes                                         ===============   ===============   ===============

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       1999              2000
                                                                                  ---------------   ---------------
                                                                                           (IN MILLIONS)
         Loss on disposal of discontinued operations:
         (Loss) gain on disposal:
           Reinsurance Operations                                                 $        (173.1)  $        (103.0)
           Real Estate Management Operations                                                  5.9               (.6)
           Group Life and Health Operations                                                                    71.7
                                                                                  ---------------   ---------------

         Loss on disposal of discontinued operations before income taxes                   (167.2)            (31.9)
         Income taxes                                                                       (58.2)            (11.0)
                                                                                  ---------------   ---------------

         Loss on disposal of discontinued operations, net of income taxes         $        (109.0)  $         (20.9)
                                                                                  ===============   ===============

14.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $83.9 million at December 31, 1999 and 2000, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $204.0 million at December 31, 1999 and 2000, respectively.

         Rental expenses for operating leases, principally with respect to buildings, amounted to $16.9 million, $16.3 million and $14.1 million in 1998, 1999, and 2000, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $39.6 million as of December 31, 2000, payable as follows: 2001 - $12.6 million;

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         2002 - $11.0 million; 2003 - $8.5 million; 2004 - $4.3 million; 2005 -
         $1.6 million; and $1.6 million thereafter.

15.      DIRECT BUSINESS WRITTEN AND REINSURANCE

         As is customary practice in the insurance industry, Phoenix cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Additional information on direct business written and reinsurance assumed and ceded for the year ended December 31, was as follows:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Direct premiums                                        $       1,719.4   $       1,677.5   $       1,399.2
         Reinsurance assumed                                              505.3             416.2             202.4
         Reinsurance ceded                                               (371.9)           (323.0)           (280.9)
                                                                ---------------   ---------------   ---------------
         Net premiums                                                   1,852.8           1,770.7           1,320.7
         Less net premiums of discontinued operations                    (677.0)           (595.0)           (173.3)
                                                                ---------------   ---------------   ---------------
         Net premiums of continuing operations                  $       1,175.8   $       1,175.7   $       1,147.4
                                                                ===============   ===============   ===============
         Percentage of amount assumed to net premiums                       27%               24%               15%
                                                                ===============   ===============   ===============

         Direct policy and contract claims incurred             $         728.1   $         622.3   $         545.0
         Reinsurance assumed                                              433.2             563.8             257.8
         Reinsurance ceded                                               (407.8)           (285.4)           (216.2)
                                                                ---------------   ---------------   ---------------
         Net policy and contract claims incurred                          753.5             900.7             586.6
         Less net incurred claims of discontinued
           operations                                                    (465.1)           (661.7)           (234.6)
                                                                ---------------   ---------------   ---------------
         Net policy and contract claims incurred of
           continuing operations                                $         288.4   $         239.0   $         352.0
                                                                ===============   ===============   ===============

         Direct life insurance in force                         $     121,442.0   $     131,052.1   $     107,600.7
         Reinsurance assumed                                          110,632.1         139,649.9           1,736.4
         Reinsurance ceded                                           (135,818.0)       (207,192.0)        (72,042.4)
                                                                ---------------   ---------------   ---------------
         Net insurance in force                                        96,256.1          63,510.0          37,294.7
         Less insurance in force of discontinued operations           (24,330.2)         (1,619.5)
                                                                ---------------   ---------------   ---------------
         Net insurance in force of continuing operations        $      71,925.9   $      61,890.5   $      37,294.7
                                                                ===============   ===============   ===============
         Percentage of amount assumed to net insurance in                  115%              220%                5%
           force                                                ===============   ===============   ===============

         Irrevocable letters of credit aggregating $25.2 million at December 31, 2000 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves.

16.      PARTICIPATING LIFE INSURANCE

         Participating life insurance in force was 66.9% and 60.0% of the face value of total individual life insurance in force at December 31, 1999 and 2000, respectively. The premiums on participating life insurance policies were 79.4%, 76.8% and 73.1% of total individual life insurance premiums in 1998, 1999, and 2000, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.      DEFERRED POLICY ACQUISITION COSTS

         The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Balance at beginning of year                           $       1,021.9   $       1,058.2   $       1,318.8
         Acquisition cost deferred                                        167.7             148.2             172.8
         Amortized to expense during the year                            (138.1)           (147.9)           (356.0)
         Adjustment to net unrealized investment gains
           (losses) included in other comprehensive income                  6.7             260.3            (116.6)
                                                                ---------------   ---------------   ---------------

         Balance at end of year                                 $      1,058.2    $       1,318.8   $       1,019.0
                                                                ===============   ===============   ===============

         In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2001, 2002, 2003, 2004 and 2005 is $13.2 million, $10.9 million, $8.6 million, $6.7 million and $5.4 million, respectively. The following is an analysis of PVFP for the year ended December 31:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Balance at beginning of year                           $         141.2   $         136.8   $         112.7
         Amortization                                                      (4.4)            (24.1)            (15.8)
                                                                ---------------   ---------------   ---------------
         Balance at end of year                                 $         136.8   $         112.7   $          96.9
                                                                ===============   ===============   ===============

         Interest accrued on the unamortized PVFP balance for the years ended December 31, 1998, 1999 and 2000 was $9.2 million, $8.9 million and $7.3 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

         In the fourth quarter of 2000, Phoenix's board of directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

18.      MINORITY INTEREST

         Phoenix's interests in PXP, PFG Holdings and Main Street Management, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 55%, 66% and 80%, respectively, of the outstanding shares of common stock at December 31, 2000. Earnings and equity attributable to minority shareholders are included in minority interest in the Consolidated Financial Statements.

         During 2000, PXP recorded $32.9 million in additional paid-in capital in connection with the exercise of employee stock options and the conversion to common shares by convertible debenture holders.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The increase in minority interest associated with these transactions was $27.0 million. In addition, Phoenix reported a $5.9 million increase in equity as a majority interest in stock issuance transactions in the Consolidated Statement of Income, Comprehensive Income and Equity, representing its share of the difference between exercise price and net book value.

19.      STOCK PURCHASE AND AWARD PLANS

         EMPLOYEE STOCK PURCHASE PLAN

         On November 1, 1999, PXP implemented an Employee Stock Purchase Plan
         (ESPP) previously approved by PXP's board of directors. The ESPP allowed eligible employees to purchase PXP's common stock at the lower of 85% of the market price of the stock at the beginning or end of each offering period, and provided for PXP to withhold up to 15% of a participant's earnings for such purchase. PXP's only expense relating to this plan was for its administration. The maximum number of shares of PXP's common stock that were available under the ESPP was 615,000. The first six month offering period ended April 28, 2000 and the second offering period ended October 31, 2000, at which time 74,284 and 54,190 shares of common stock were under the ESPP, respectively. In consideration of the merger of PXP and PM Holdings, this plan was discontinued effective November 1, 2000.

         RESTRICTED STOCK

         Until December 31, 2000, restricted shares of PXP's common stock were issued to certain officers under the provisions of an approved restricted stock plan. Restricted stock was issued at the market value of a share of PXP's common stock on the date of the grant. If a participant's employment terminated due to retirement, death or disability, the restrictions expired and the shares became fully vested. If a participant terminated employment for any other reason, the non-vested shares of restricted stock were forfeited. The restricted stock vested in even annual installments over a three-year period from the date of the grant. Dividends declared were paid in cash as the restrictions lapsed. Restricted shares were first granted during 1998. At December 31, 1999 and 2000, 291,237 and 605,040 shares of restricted stock have been included in common stock shares outstanding, respectively. The market value of the restricted stock at the time of the grant was recorded as unearned compensation in a separate component of stockholders' equity and was amortized to expense over the restricted period. During 1999 and 2000, $1.7 million and $2.4 million was charged to compensation expense relating to the plan.

         In accordance with the merger agreement, all restricted stock shares outstanding as of December 31, 2000, became fully vested on January 11, 2001 and were acquired by PM Holdings.

         RESTRICTED STOCK GRANTS


                                                            COMMON SHARES                  AVERAGE MARKET VALUE
                                                     -----------------------------      ---------------------------
         BALANCE, DECEMBER 31, 1998                              243,130                        $      8.40
         Awarded                                                 195,067                               7.74
         Earned                                                 (105,623)                              8.18
         Forfeited                                               (41,337)                              8.08
                                                            ------------

         BALANCE, DECEMBER 31, 1999                              291,237                        $      8.08
         Awarded                                                 467,382                               6.31
         Earned                                                 (127,612)                              8.10
         Forfeited                                               (25,967)                              8.02
                                                            ------------

         BALANCE, DECEMBER 31, 2000                              605,040                        $      6.71
                                                            ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         STOCK OPTION PLANS

         PXP has reserved a total of 14.7 million shares of company common stock to be granted under three stock option plans: the 1989 Employee Stock Option Plan (Employee Option Plan), the 1989 Employee Performance Stock Option Plan (Performance Plan) and the 1992 Long-Term Stock Incentive Plan (1992 Plan).

         The Compensation Committee of PXP's Board of Directors administered the 1992 Plan, designated which employees and outside directors participated in it and determined the terms of the options to be granted. Under the 1992 Plan, participants were granted non-qualified options to purchase shares of common stock of PXP at an option price equal to not less than 85% of the fair market value of the common stock at the time the option is granted. The options held by a participant terminate no later than 10 years from the date of grant. Options granted under the 1992 Plan vest, on average, in even annual installments over a three-year period from the date of grant.

         In accordance with the merger agreement, all stock options outstanding as of December 31, 2000, became fully vested on January 11, 2001 and were acquired by PM Holdings.

         OUTSTANDING OPTIONS

                                                                      WEIGHTED          SERIES A          WEIGHTED
                                                     COMMON            AVERAGE          PREFERRED         AVERAGE
                                                     SHARES        EXERCISE PRICE        SHARES        EXERCISE PRICE
                                               -----------------  ----------------  ----------------  -----------------
         BALANCE, DECEMBER 31, 1997                    6,106,659  $           7.40            93,253  $           28.49
         Granted                                       1,851,808              8.25
         Exercised                                      (222,846)             5.84
         Canceled                                        (10,491)             6.49           (93,253)             28.49
         Forfeited                                      (325,166)             7.47
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1998                    7,399,964  $           7.66                    $
         Granted                                       1,344,727              7.75
         Exercised                                      (453,263)             5.94
         Canceled                                         (9,999)             7.71
         Forfeited                                      (353,554)             8.20
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1999                    7,927,875  $           7.75                    $
         Granted                                         665,193              7.54
         Exercised                                      (893,758)             7.42
         Canceled                                           (100)             7.75
         Forfeited                                      (691,633)             7.89
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 2000                    7,007,577  $         7.75                      $
                                               =================  ================  ================  =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         EXERCISABLE OPTIONS


                                                                      WEIGHTED          SERIES A          WEIGHTED
                                                     COMMON            AVERAGE          PREFERRED         AVERAGE
                                                     SHARES        EXERCISE PRICE        SHARES        EXERCISE PRICE
                                               -----------------  ----------------  ----------------  -----------------


         BALANCE, DECEMBER 31, 1997                    2,037,842  $           7.04            93,253  $           28.49
         Became exercisable                            2,050,494              7.39
         Exercised                                      (222,846)             5.84
         Canceled                                        (10,491)             6.49          (93,253)  $           28.49
         Forfeited                                      (325,166)             7.47
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1998                    3,529,833  $           7.27                    $
         Became exercisable                            1,962,396              7.78
         Exercised                                      (453,263)             5.94
         Canceled                                         (9,999)             7.71
         Forfeited                                      (159,674)             8.14
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1999                    4,869,293  $           7.57                    $
         Became exercisable                            2,008,728              7.93
         Exercised                                      (893,758)             7.42
         Canceled                                           (100)             7.75
         Forfeited                                      (483,678)             7.97
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 2000                    5,500,485  $           7.70                    $
                                               =================  ================  ================  =================

         As of December 31, 1999, 6.5 million shares of PXP common stock were available for future grants.

         In accordance with the merger agreement, all restricted PXP stock shares and stock options outstanding at December 31, 2000 became fully vested on January 11, 2001. PXP recognized compensation expense in January 2001 of $1.5 million as a result of the change in the restricted stock vesting provisions. In addition, PXP recognized compensation expense of $57.0 million related to the payment of all outstanding options, both vested and non-vested.

         PRO FORMA INFORMATION

         PXP has adopted the disclosures-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock option plans, and compensation for restricted stock grants has been recorded in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees." Had compensation cost for the PXP stock option and restricted stock plans been determined based on the fair value at the grant date for awards in 1998, 1999 and 2000 consistent with the provisions of SFAS No. 123, Phoenix's income from continuing operations would have been reduced to the pro forma amounts indicated below.

                                                                           YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                   1998              1999              2000
                                                              ----------------  ----------------  ----------------
                                                                                 (IN MILLIONS)

         Income from continuing operations, as reported       $         91.9    $        162.1    $         94.8
         Income from continuing operations, pro forma         $         90.9    $        160.9    $         94.0

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The weighted average fair values, at date of grant, for options granted during 1998, 1999 and 2000 were $2.10, $2.43, and $2.50 respectively, and were estimated using the Black-Scholes option valuation model with the following weighted average assumptions used for the grants in 1998, 1999 and 2000, respectively: dividend yield of 2.7%, 2.62% and 2.66%; expected volatility of 24.8%, 25.2% and 27.7%; risk-free interest rate of 5.6%, 5.6% and 6.7% and expected lives of six years.

         The options used to estimate the weighted average fair values of options granted in 1998, 1999 and 2000 were options to purchase 25,390, 11,620 and 1,620 shares of common stock, respectively, under the Employee Option Plan; options to purchase 7,332,454, 7,916,255 and 7,005,957 shares of common stock, respectively, under the 1992 Plan. During 1999, the remaining outstanding options under the Performance Plan were exercised.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

         Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

         CASH AND CASH EQUIVALENTS

         For these short-term investments, the carrying amount approximates fair value.

         DEBT SECURITIES

         Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

         DERIVATIVE INSTRUMENTS

         Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

         EQUITY SECURITIES

         Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

         MORTGAGE LOANS

         Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         POLICY LOANS

         Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

         VENTURE CAPITAL PARTNERSHIPS

         Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments. The fair values of the underlying investments are calculated as the closing market prices for investments that are publicly traded. For investments that are not publicly traded, fair value is based on estimated fair value determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

         INVESTMENT CONTRACTS

         In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

         The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

         Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

         NOTES PAYABLE

         The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FAIR VALUE SUMMARY

         The estimated fair values of the financial instruments as of December 31, were as follows:

                                                                       1999                          2000
                                                           ----------------------------  ----------------------------
                                                             CARRYING         FAIR          CARRYING        FAIR
                                                              VALUE           VALUE          VALUE          VALUE
                                                           -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Financial assets:
         Cash and cash equivalents                         $       187.6  $       187.6  $       176.6  $       176.6
         Short-term investments                                    133.4          133.4          547.2          547.2
         Debt securities                                         7,465.0        7,370.9        8,058.6        8,077.9
         Equity securities                                         437.2          437.2          335.5          335.5
         Mortgage loans                                            716.8          680.6          593.4          573.8
         Derivative instruments                                                   (13.2)                          9.9
         Policy loans                                            2,042.6        2,040.4        2,105.2        2,182.7
         Venture capital partnerships                              338.1          338.1          467.3          467.3
                                                           -------------  -------------  -------------  -------------
         Total financial assets                            $    11,320.7  $    11,175.0    $  12,283.8  $    12,370.9
                                                           =============  =============  =============  =============

         Financial liabilities:
         Policy liabilities                                $       709.7  $       709.4    $     759.0  $       758.9
         Notes payable                                             499.4          490.8          425.4          428.5
                                                           -------------  -------------  -------------  -------------
         Total financial liabilities                       $     1,209.1  $     1,200.2    $   1,184.4  $     1,187.4
                                                           =============  =============  =============  =============

21.      CONTINGENCIES

         LITIGATION

         Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 13 - "Discontinued Operations").

22.      STATUTORY FINANCIAL INFORMATION

         The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department, as of December 31, 1998, 1999 and 2000. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

         Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                1998                 1999              2000
                                                           ---------------     ---------------     ---------------
                                                                                   (IN MILLIONS)
          Statutory net income                             $         108.7     $         131.3     $         266.1
          DAC, net                                                    21.3               (24.3)             (181.2)
          Future policy benefits                                     (56.6)              (27.5)               (2.5)
          Pension and postretirement expenses                        (17.3)               (8.6)               13.2
          Investment valuation allowances                            107.2                15.4               (45.9)
          Interest maintenance reserve                                 1.4                (7.2)              (26.1)
          Deferred income taxes                                      (40.0)                3.9                61.3
          Other, net                                                  12.4                 6.2                (1.6)
                                                           ---------------     ---------------     ---------------

          Net income, as reported                          $         137.1     $          89.2     $          83.3
                                                           ===============     ===============     ===============


         The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:


                                                                                  DECEMBER 31,
                                                                           ---------------------------
                                                                               1999           2000
                                                                           -------------  ------------
                                                                                  (IN MILLIONS)

          Statutory surplus, surplus notes and AVR                         $    1,427.3   $    1,883.2
          DAC, net                                                              1,243.3        1,062.2
          Future policy benefits                                                 (490.3)        (536.0)
          Pension and postretirement expenses                                    (193.0)        (173.3)
          Investment valuation allowances                                        (211.8)        (405.9)
          Interest maintenance reserve                                             24.8             .5
          Deferred income taxes                                                    65.6          108.5
          Surplus notes                                                          (159.4)        (161.4)
          Other, net                                                               49.5           63.1
                                                                           ------------   ------------
          Equity, as reported                                              $    1,756.0   $    1,840.9
                                                                           ============   ============

         The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

         In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to decrease surplus approximately $67.7 million (unaudited), primarily as a result of non-admitting certain assets and recording increased investment reserves.

23.      SUBSEQUENT EVENTS

         PURCHASE OF PXP MINORITY INTEREST

         On September 10, 2000, Phoenix and PXP entered into an agreement and plan of merger, pursuant to which Phoenix agreed to purchase PXP outstanding common stock owned by third parties, for a price of $15.75 per share. In connection with this merger, Phoenix paid total cash of $339.3 million to those stockholders in January 2001. Since the merger, third party holders of PXP's convertible subordinated debentures have been converting their debentures, and PXP expects to redeem any remaining outstanding debentures held by third parties by the end of February 2001. Phoenix expects that PXP will make total cash payments of $38.0 million in connection with these conversions and redemptions. In addition, PXP expects to make payments totaling $57.0 million to cash-out holders of PXP options.

         As a result of the merger, which closed on January 11, 2001, PXP became an indirect wholly-owned subsidiary of Phoenix and PXP's shares of common stock were de-listed from the New York Stock Exchange.

         EARLY RETIREMENT INCENTIVE PROGRAM

         On January 29, 2001, Phoenix offered a special retirement incentive program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix and PXP who decide to participate will retire between June 1, 2001 and December 31, 2001, with most retirements effective at the beginning of that period. There are 309 participants eligible for this program.

24.      REORGANIZATION AND INITIAL PUBLIC OFFERING (UNAUDITED)

         Phoenix Home Life Mutual Insurance Company completed its plan of reorganization during June 2001. Under the terms of the plan of reorganization, which the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted on December 18, 2000 and amended and restated on January 26, 2001, on June 25, 2001, the effective date of the demutualization, such a company converted from a mutual insurance company to a stock life insurance company, became a wholly owned subsidiary of the Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF
         THE PHOENIX COMPANIES, INC.)
         UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
         JUNE 30, 2001

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)
                                                                               AS OF                   AS OF
                                                                             JUNE 30,               DECEMBER 31,
                                                                               2001                     2000
                                                                        -------------------      -------------------
ASSETS:                                                                               (IN THOUSANDS)
Investments
    Bonds, at amortized cost                                            $       8,107,971        $       7,813,051
    Mortgage loans                                                                561,311                  602,501
    Policy loans                                                                2,148,712                2,104,500
    Real estate, at depreciated cost                                              101,653                  166,837
    Investments in affiliates                                                     538,184                  967,318
    Common stocks, at market value                                                315,373                  325,740
    Preferred stocks, at cost                                                     140,867                  141,135
    Cash and short-term investments, at amortized cost                            752,450                  559,360
    Venture capital partnerships                                                  536,253                  467,264
    Other invested assets                                                                                  161,289
                                                                        -------------------      -------------------
     Total cash and invested assets                                            13,202,774               13,308,995
Deferred and uncollected premiums                                                 171,137                  203,961
Due and accrued investment income                                                 196,392                  191,684
Other assets                                                                       99,817                  114,639
Separate account assets                                                         3,348,748                3,800,721
                                                                        -------------------      -------------------

     Total assets                                                       $      17,018,868        $      17,620,000
                                                                        ===================      ===================

Liabilities and stockholder's equity:
    Reserves for future policy benefits                                 $      10,925,682        $      10,733,486
    Policyholders' funds at interest                                              488,845                  483,023
    Dividends to policyholders                                                    399,592                  390,572
    Policy benefits in course of settlement                                       117,731                  173,451
    Accrued expenses and general liabilities                                      298,497                  189,248
    Reinsurance funds withheld liability                                            7,085                    7,108
    Interest maintenance reserve (IMR)                                                478
    Asset valuation reserve (AVR)                                                 210,564                  559,710
    Separate account liabilities                                                3,310,032                3,760,630
                                                                        -------------------      -------------------
     Total liabilities                                                         15,758,506               16,297,228
                                                                        -------------------      -------------------

Common stock ($100 par value, 100,000 shares
    issued and outstanding)                                                        10,000
Paid-in capital                                                                 1,014,595
Surplus notes                                                                     175,000                  175,000
Unassigned surplus and special surplus funds                                       60,767                1,147,772
                                                                        -------------------      -------------------
     Total stockholder's equity                                                 1,260,362                1,322,772
                                                                        -------------------      -------------------

Total liabilities and stockholder's equity                              $      17,018,868        $      17,620,000
                                                                        ===================      ===================



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF INCOME AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------


                                                                                         (UNAUDITED)
                                                                                         FOR THE SIX
                                                                                    MONTHS ENDED JUNE 30,
                                                                          ------------------------------------------
                                                                                2001                    2000
                                                                          ------------------      ------------------
                                                                                       (IN THOUSANDS)
 Income:
    Premium income and annuity considerations                             $        763,296        $        796,593
    Net investment income                                                          572,212                 775,579
                                                                          ------------------      ------------------
      Total income                                                               1,335,508               1,572,172
                                                                          ------------------      ------------------

 Current and future benefits:
    Death benefits                                                                  92,954                  92,136
    Disability and health benefits                                                   3,248                  53,904
    Annuity benefits and matured endowments                                         17,474                  21,213
    Surrender benefits                                                             481,049                 622,747
    Interest on policy or contract funds                                            14,805                   6,057
    Settlement option payments                                                       2,845                   2,829
    Change in reserves for future policy benefits
     and policyholders' funds                                                      127,715                (37,132)
                                                                          ------------------      ------------------
      Total current and future benefits                                            740,090                 761,754
                                                                          ------------------      ------------------

 Operating expenses:

    Commissions and expense allowances                                              41,098                  52,630
    Premium, payroll and miscellaneous taxes                                        18,952                  18,726
    Other operating expenses                                                       218,034                 164,273
    Federal income tax (benefit) expense                                              (721)                 44,853
                                                                          ------------------      ------------------
      Total operating expenses                                                     277,363                 280,482
                                                                          ------------------      ------------------

 Operating gain before dividends and
  realized capital losses                                                          318,055                 529,936
    Dividends to policyholders                                                     184,917                 177,815
                                                                          ------------------      ------------------

 Operating gain after dividends and
    before realized capital (losses) gains                                         133,138                 352,121
 Realized capital (losses) gains, net of income taxes
    and interest maintenance reserve                                               (64,309)                  3,597
                                                                          ------------------      ------------------
 Net income                                                                         68,829                 355,718
    Unrealized capital (losses) gains, net                                        (330,896)                123,453
    Non-admitted goodwill, net                                                         804                  (3,189)
    Asset valuation reserve                                                        349,146                 (86,212)
    Other changes, net                                                            (150,293)                    126
                                                                          ------------------      ------------------

 Net (decrease) increase in stockholder's equity                                   (62,410)                389,896
 Stockholder's equity, beginning of year                                         1,322,772               1,054,096
                                                                          ------------------      ------------------

 Stockholder's equity, end of period                                      $      1,260,362        $      1,443,992
                                                                          ==================      ==================

        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)             FOR THE YEAR
                                                                            FOR THE SIX                 ENDED
                                                                            MONTHS ENDED            DECEMBER 31,
                                                                           JUNE 30, 2001                2000
                                                                         -------------------      ------------------
Cash and short-term investment sources:                                                (IN THOUSANDS)
Operations
    Premiums collected                                                   $         685,023        $      1,534,449
    Investment and other income received                                           661,356                 985,042
                                                                         -------------------      ------------------
    Total received                                                               1,346,379               2,519,491
                                                                         -------------------      ------------------

    Claims and benefits paid                                                       672,663               1,612,681
    Commissions and other expenses paid                                            212,014                 230,755
    Dividends to policyholders paid                                                175,260                 357,026
    Federal income taxes (received) paid                                           (15,611)                 82,867
                                                                         -------------------      ------------------
      Total paid                                                                 1,044,326               2,283,329
                                                                         -------------------      ------------------

    Cash proceeds from operations                                                  302,053                 236,162
Proceeds from sales, maturities and scheduled repayments
    of investments in:
    Bonds                                                                        1,015,751               1,373,451
    Stocks                                                                         218,132                 706,216
    Mortgage loans                                                                  33,480                 126,857

    Real estate and other invested assets                                           66,712                 298,060
    Other sources                                                                   93,215                  63,136
Financing
    Surplus notes, capital and surplus paid-in                                     106,577
                                                                         -------------------      ------------------
    Total sources                                                                1,835,920               2,803,882
                                                                         -------------------      ------------------

Cash and short-term investment uses:
Acquisitions of investments
    Bonds                                                                        1,353,618               1,616,325
    Stocks                                                                         154,974                 459,343
    Mortgage loans                                                                     473                   1,003
    Real estate and other invested assets                                          (86,351)                157,767
    Increase in policy loans                                                        44,211                  62,465
Other uses                                                                         175,905                 164,496
                                                                         -------------------      ------------------
    Total uses                                                                   1,642,830               2,461,399
                                                                         -------------------      ------------------

Net increase in cash and short-term investments                                    193,090                 342,483
Cash and short-term investments, beginning of year                                 559,360                 216,877
                                                                         -------------------      ------------------

Cash and short-term investments, end of period                           $         752,450        $        559,360
                                                                         ===================      ==================


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life Insurance Company and its subsidiaries ("Phoenix Life") provide wealth management product and services including individual participating life insurance, term, universal and variable life insurance, and annuities primarily in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements were prepared on the basis of accounting practices prescribed or permitted by the State of New York Insurance Department ("Insurance Department") for interim financial information. Accordingly, they do not include all the information and footnotes required for complete financial statements. These practices are predominately promulgated by the National Association of Insurance Commissioners ("NAIC"). There were no material practices not prescribed by the Insurance Department.

    In the opinion of management, adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These financial statements should be read in conjunction with the financial statements of Phoenix Life for the year ended December 31, 2000.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Statutory Financial Statements for the year ended December 31, 2000.

3.  ACCOUNTING CHANGES

    In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance where statutory accounting has been silent and changes current statutory accounting in some areas; e.g., deferred income taxes are recorded.

    The Insurance Department has adopted the Codification guidance, effective January 1, 2001, except for certain prescribed accounting practices such as the provisions related to deferred tax assets and liabilities. The effect of adoption on Phoenix Life's statutory surplus is a decrease to surplus of approximately $68.6 million (unaudited), primarily resulting from non-admitting assets of non-insurance subsidiaries and recognizing impairments on certain investments. If the Insurance Department had adopted all the prescribed accounting practices of the Codification

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    guidance, the cumulative effect on Phoenix Life's statutory surplus would have been an additional increase to surplus of $123.7 million (unaudited).

4.  REORGANIZATION AND INITIAL PUBLIC OFFERING

    Phoenix Home Life Mutual Insurance Company completed its plan of reorganization during June 2001. Under the terms of the plan of reorganization, which the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted on December 18, 2000 and amended and restated on January 26, 2001, on June 25, 2001, the effective date of the demutualization, such company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

    As of June 25, 2001, several indirect subsidiaries of Phoenix Life were transferred to the holding company, The Phoenix Companies, Inc., or one of its subsidiaries. The net increase in surplus, after federal taxes, resulting from this transfer was $146.1 million.

                                     PART C

                                     PART C

                                OTHER INFORMATION

Registrant hereby represents that, in imposing certain restrictions upon withdrawals from some annuity contracts, it is relying upon the no-action letter given to the American Council of Life Insurance (publicly available November 28,
1988) (Ref. No. 1P-6-88) regarding compliance with Section 403(b) (ii) of the Internal Revenue Code and that it is in compliance with the conditions for reliance upon that letter set forth therein.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

              Condensed financial information is included in Part A. The financial statements are included in Part B.

         (b)  Exhibits

              (1) Resolution of Board of Directors Establishing the Separate Account is incorporated by reference to Registrant's Form N-4 (002-78020) Post-Effective Amendment No. 1 filed on April 30, 1983.

              (2) Rules and Regulations of Phoenix Home Life Variable Accumulation Account are incorporated by reference to Registrant's Form N-4 (002-78020) Post-Effective Amendment No. 1 filed on April 30, 1983 and Post-Effective Amendment No. 26 filed via Edgar on April 30, 1997.

              (3)(a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 is incorporated by reference to Registrant's form N-4 (002-78020) Post-Effective Amendment No. 25 filed via Edgar on February 28, 1997

                 (b) Form of Dealer Agreement is incorporated by reference to Registrant's N-4 (002-78020) Post-Effective Amendment No. 26 filed via Edgar on April 30, 1997.

              (4) Form of Contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1, filed via Edgar on January 12, 2001.

              (5) Form of Application is incorporated by reference to Registrant's Pre-Effective Amendment No. 1, filed via Edgar on January 12, 2001.

              (6) Charter and by-laws of Phoenix Life Insurance Company are incorporated by reference to registrant's Form N-4 (002-78020) Post-Effective Amendment No. 18 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 26 on April 30, 1997.

              (7)     Not Applicable.
              (8)     Not Applicable.

              (9) Opinion and Consent of Richard J. Wirth, Esq. filed herewith.

              (10)(a) Written Consent of Brian A. Giantonio, Esq. filed
                      herewith.


                  (b) Written Consent of PricewaterhouseCoopers LLP filed
                      herewith.

              (11)    Not Applicable.

              (12)    Not Applicable.

              (13)(a) Explanation of Yield and Effective Yield Calculation is
                      incorporated by reference to registrant's Form N-4 (002-78020) Post-Effective Amendment No. 24 filed via Edgar on April 24, 1996.

                  (b) Explanation of Total Return Calculation is incorporated by reference to registrant's Form N-4 (002-78020) Post-Effective Amendment No. 24 filed via Edgar on
                      April 24, 1996.

ITEM 25. DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR


NAME                  PRINCIPAL BUSINESS ADDRESS                  POSITIONS WITH
                                                                  DEPOSITOR

DIRECTORS

Sal H. Alfiero        Chairman and Chief Executive Officer
                      Protective Industries LLC
                      Buffalo, NY
                      Various positions with Mark IV Industries

J. Carter Bacot       Director (retired Chairman and Chief
                      Executive Officer)
                      The Bank of New York
                      New York, NY

Peter C. Browning     Chairman of the Board
                      NUCOR
                      Charlotte, NC
                      Various positions with Sunoco Products
                      Company

Arthur P. Byrne       President, Chief Executive Officer and
                      Chairman
                      The Wiremold Company
                      West Hartford, CT
                      Various positions with The Wiremold Company

Sanford Cloud, Jr.    President and Chief Executive Officer,
                      The National Conference for Community

Richard N. Cooper     Mauritus C. Boas Professor
                      Center for International Affairs
                      Harvard University
                      Cambridge, MA
                      Formerly Chairman of Central Intelligence
                      Agency;
                      Professor, Harvard University

Gordon J. Davis, Esq. President
                      Lincoln Center for Performing Arts
                      New York, NY
                      Formerly Partner of LeBoeuf, Lamb, Greene
                      & MacRae

Robert W. Fiondella*  Chairman and Chief Executive Officer
                      Phoenix Life Insurance Company
                      Hartford, CT
                      Various positions with Phoenix Life
                      Insurance Company
                      and its various subsidiaries

NAME                  PRINCIPAL BUSINESS ADDRESS                  POSITIONS WITH
                                                                  DEPOSITOR

DIRECTORS

John E. Haire         President
                      The Fortune Group
                      New York, NY
                      Executive Vice President, Time, Inc.
                      Formerly Publisher, Time Magazine

Jerry J. Jasinowski   President
                      National Association of Manufacturers
                      Washington, D.C.
                      Various positions with National
                      Association of Manufacturers

Thomas S. Johnson     Chairman and Chief Executive Officer
                      Greenpoint Financial Corporation
                      New York, NY

John W. Johnstone     Retired.
                      Formerly Chairman and Chief Executive
                      Officer, Olin Corporation

Marilyn E. LaMarche   Limited Managing Director
                      Lazard Freres & Co. LLC
                      New York, NY
                      Various positions with Lazard Freres & Co.
                      LLC

Philip R. McLoughlin**Executive Vice President and Chief
                      Investment Officer
                      Phoenix Life Insurance Company
                      Hartford, CT
                      Various positions with Phoenix Life
                      Insurance Company
                      and its various subsidiaries

Robert F. Vizza       President
                      Dolan Foundations
                      Woodbury, NY
                      Formerly President, Lustgarten Pancreatic
                      Cancer Research Foundation and the Dolan
                      Foundations; President and Chief Executive
                      Officer,
                      St. Francis Hospital

Robert G. Wilson      Retired.  Consultant for thePit.com;
                      Consultant for Logistics.com and
                      LendingTree.com

Dona D. Young*        President and Chief Operating Officer
                      Phoenix Life Insurance Company
                      Hartford, CT
                      Various positions with Phoenix Life
                      Insurance Company
                      and its various subsidiaries

NAME                   PRINCIPAL BUSINESS ADDRESS                 POSITIONS WITH
                                                                  DEPOSITOR

EXECUTIVE OFFICERS

Carl T. Chadburn*      Executive Vice President
                       Executive Vice President, The Phoenix
                       Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

Robert W. Fiondella*   Chairman and Chief Executive Officer
                       Chairperson and Chief Executive Officer,
                       The Phoenix Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

Philip R. McLoughlin** Executive Vice President
                       Executive Vice President and Chief
                       Investment Officer,
                       The Phoenix Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

David W. Searfoss*     Executive Vice President
                       Executive Vice President and Chief
                       Financial Officer,
                       The Phoenix Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

Simon Y. Tan*          Executive Vice President
                       Executive Vice President, The Phoenix
                       Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

Dona D. Young*         President and Chief Operating Officer
                       Various positions with The Phoenix
                       Companies, Inc.
                       Various positions with Phoenix Life
                       Insurance Company
                       and its various subsidiaries

* The principal business address of this individual is One American Row, Hartford, Connecticut 06115.
** The principal business address of this individual is 56 Prospect Street, Hartford, Connecticut 06115.
*** The principal business address of this individual is 38 Prospect Street, Hartford, Connecticut 06115.


ITEM 26. NOT APPLICABLE

ITEM 27. NUMBER OF CONTRACTOWNERS


As of September 30, 2001, there have been 9 contracts sold.


ITEM 28. INDEMNIFICATION

Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI Section 6.1 of the by-laws of the Phoenix Life Insurance Company provides: "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person is or was a Director or Officer of the Company; or serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company...The Company shall also indemnify any [such] person...by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the
Company...."


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS
1.    Phoenix Equity Planning Corporation ("PEPCO")

          (a) PEPCO currently distributes securities of the Phoenix Duff & Phelps Funds, Phoenix Funds, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account and Phoenix Life and Annuity Variable Universal Life Account in addition to those of the Registrant.

          (b) Directors and Officers of PEPCO

              NAME AND PRINCIPAL      POSITIONS AND OFFICES

              BUSINESS ADDRESS        WITH UNDERWRITER
              ----------------        ----------------
              Michael E. Haylon*      Director
              Philip R. McLoughlin*   Director and Chairman
              William R. Moyer*       Director, Executive Vice President and
                                      Chief Financial Officer and Treasurer


              Stephen D. Gresham**    Executive Vice President, and Chief Sales
                                      and Marketing Officer


              John F. Sharry*         President, Retail Distribution

              * The principal business address of this individual is 56 Prospect Street, Hartford, Connecticut 06115.

              ** The principal business address of this individual is 101 Munson St., PO Box 810, Greenfield, MA 01302.

              *** The principal business address of this individual is 900 Third Avenue, New York, NY 10022.

          (c) Compensation received by PEPCO during Registrant's last fiscal year:

NAME OF                     NET UNDERWRITING                   COMPENSATION             BROKERAGE
PRINCIPAL UNDERWRITER       DISCOUNTS AND COMMISSIONS          ON REDEMPTION            COMMISSIONS              COMPENSATION
---------------------       -------------------------          -------------            -----------              ------------
  PEPCO                               $0.00                             -0-                   -0-                    -0-

     PEPCO received no other out-of-pocket compensation from Phoenix Home Life.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

      Item 7, Part II of registrant's Post-Effective Amendment No. 1 is hereby incorporated by reference.

ITEM 31.  MANAGEMENT SERVICES

      Not applicable.

ITEM 32.  UNDERTAKINGS

      Not applicable

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf, in the City of Hartford and State of Connecticut on this 29th day of October, 2001.


                                      PHOENIX LIFE INSURANCE COMPANY

                                      By: *Robert W. Fiondella
                                          ---------------------------------
                                      Robert W. Fiondella
                                      Chairman and Chief Executive Officer


                                      PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT


                                      By: *Robert W. Fiondella
                                          ---------------------------------
                                      Robert W. Fiondella
                                      Chairman and Chief Executive Officer
                                      Phoenix Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated with Phoenix Life Insurance Company on this 29th day of October, 2001.


           SIGNATURE                               TITLE
           ---------                               -----

____________________________________               Director
*Sal H. Alfiero

____________________________________               Director
John C. Bacot

____________________________________               Director
Peter C. Browning

____________________________________               Director
*Arthur P. Byrne


____________________________________               Director
Sanford Cloud, Jr.


____________________________________               Director
*Richard N. Cooper

____________________________________               Director
*Gordon J. Davis

____________________________________               Chairman of the Board
*Robert W. Fiondella                               and Chief Executive Officer
                                                   (Principal Executive Officer)

____________________________________               Director
*John E. Haire

           SIGNATURE                          TITLE
           ---------                          -----

____________________________________          Director
*Jerry J. Jasinowski


____________________________________          Director
*Thomas S. Johnson

____________________________________          Director
*John W. Johnstone

____________________________________          Director
*Marilyn E. LaMarche


____________________________________          Director, Executive Vice President
*Philip R. McLoughlin                         and Chief Investment Officer


____________________________________          Director
*Robert F. Vizza

____________________________________          Director
*Robert G. Wilson

____________________________________          Director, President and
Dona D. Young                                 Chief Operating Officer

By:  /s/ Dona D. Young

*Dona D. Young, as Attorney in Fact pursuant to Powers of Attorney, copies of which were filed previously.

                                      S-2